UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

CRYOLIFE, INC.

(Name of Registrant as Specified in Its Charter)

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CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

1655 ROBERTS BOULEVARD, NW
KENNESAW, GEORGIA 30144

NOTICE OF SPECIAL MEETING
AND
PROXY STATEMENT

October 7, 2021

To Our Stockholders:

On behalf of the Board of Directors, we invite you to attend a special meeting of stockholders of CryoLife, Inc. (the “Special Meeting”) on November 16, 2021 at 9:00 a.m. Eastern time. We have adopted a virtual only format for the Special Meeting, due to the continuing health and safety concerns related to the coronavirus (COVID-19) pandemic and our successful use of the virtual only format at prior annual meetings. The Special Meeting will be accessible at the following website address: https://web.lumiagm.com/295739807.

Please review this Notice of Special Meeting and Proxy Statement (this “Notice” and “Proxy Statement,” respectively), which describes the business to be conducted and procedures for voting on matters to be considered at the Special Meeting.

YOUR VOTE IS IMPORTANT. Regardless of whether you plan to attend the virtual Special Meeting, we request that you please take a few minutes now and follow the instructions provided on the Notice or proxy card you received by mail, and further described herein, to review the Proxy Statement and vote your shares via internet, telephone, or mail. You may, of course, choose to attend the Special Meeting virtually and vote your shares during the meeting online. If you wish to participate in the meeting, you will need your control number to join the meeting.

Whether or not you plan to attend the virtual Special Meeting, we encourage you to review this Proxy Statement and vote your shares.

Sincerely,

J. PATRICK MACKIN
Chairman, President, and Chief Executive Officer

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

1655 ROBERTS BOULEVARD, NW
KENNESAW, GEORGIA 30144

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 16, 2021

TO THE STOCKHOLDERS OF CRYOLIFE, INC.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of CryoLife, Inc. (the “Special Meeting”) will be held on November 16, 2021 at 9:00 a.m. Eastern time. Like the 2021 annual meeting of stockholders, the Special Meeting will be held as a virtual only meeting. The Special Meeting will be accessible at the following website address: https://web.lumiagm.com/295739807, for the following purposes:

1.To approve the reincorporation of CryoLife, Inc. from the State of Florida to the State of Delaware, including the Plan of Conversion, Florida Articles of Conversion, Delaware Certificate of Conversion, Delaware Certificate of Incorporation, and Delaware Bylaws (the “Reincorporation Proposal”);

2.To approve an exclusive forum provision as set forth in the Delaware Certificate of Incorporation to take effect following the Reincorporation (the “Exclusive Forum Proposal”); and

3.To approve an adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reincorporation Proposal or the Exclusive Forum Proposal.

Only record holders of CryoLife’s common stock at the close of business on September 21, 2021, will be eligible to attend and vote at the Special Meeting. A list of stockholders entitled to vote at the Special Meeting will be available for inspection by our stockholders at the meeting and upon request during ordinary business hours beginning ten days prior to the date of the Special Meeting.

Your attendance during the Special Meeting is very much desired. However, if there is any chance you may not be able to attend the Special Meeting, please follow the instructions on the Notice or proxy card you received by mail to execute your vote by internet, telephone, or mail.

Important notice regarding the availability of proxy materials for the Special Meeting of stockholders to be held on November 16, 2021. Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by notifying you of the availability of our proxy materials, including the Notice of Special Meeting and Proxy Statement, on the internet at http://www.astproxyportal.com/ast/01609/special and providing the means whereby you can request a paper copy of proxy materials to be sent via U.S. mail.

By Order of the Board of Directors:

JEAN F. HOLLOWAY
Corporate Secretary

Date: October 7, 2021

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

1655 ROBERTS BOULEVARD, NW
KENNESAW, GEORGIA 30144

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS
NOVEMBER 16, 2021

This Proxy Statement is furnished to our stockholders of record as of the close of business on September 21, 2021, the record date, for the solicitation of proxies by the Board of Directors of CryoLife, Inc. (“CryoLife,” the “Company,” “we,” “our,” or “us”) for CryoLife’s special meeting of stockholders (the “Special Meeting”) to be held on November 16, 2021, at 9:00 a.m. Eastern time. The Special Meeting will be held virtually only at the following web address: https://web.lumiagm.com/295739807. The voting of shares will not affect a stockholder’s right to attend the Special Meeting. A paper proxy that is signed may be changed by sending in a timely, but later dated, signed paper proxy. Any stockholder sending in or completing a proxy may also revoke it at any time before it is exercised by giving timely notice to Jean F. Holloway, General Counsel and Corporate Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, (770) 419-3355. We are making our proxy materials available to stockholders beginning on October 7, 2021. CryoLife is providing notice of the Special Meeting and access to the Proxy Statement via the “Notice and Access” method.

i

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

TABLE OF CONTENTS

			Page
QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING DURING THE SPECIAL MEETING			1
PROPOSAL ONE – REINCORPORATION PROPOSAL			6
PROPOSAL TWO – EXCLUSIVE FORUM PROPOSAL			22
PROPOSAL THREE – ADJOURNMENT OF MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES IN FAVOR OF the Reincorporation Proposal OR the Exclusive Forum Proposal			24
CERTAIN BENEFICIAL OWNERSHIP			25
MISCELLANEOUS			27

Annex A	―	Plan of Conversion	A-1
Annex B	―	Florida Articles of Conversion	B-1
Annex C	―	Delaware Certificate of Conversion	C-1
Annex D	―	Delaware Certificate of Incorporation	D-1
Annex E	―	Delaware Bylaws	E-1

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING DURING THE SPECIAL MEETING

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement from us because you were a stockholder of record at the close of business on the record date of September 21, 2021. As a stockholder of record as of the record date, you are invited to attend the Special Meeting and are entitled to vote on the items of business described in this Proxy Statement. This Proxy Statement contains important information about the Special Meeting and the items of business to be transacted at the Special Meeting. You are strongly encouraged to read this Proxy Statement, which includes information that you may find useful in determining how to vote.

At the close of business on the record date, CryoLife had outstanding a total of 39,329,580 shares of common stock, excluding a total of 1,486,803 shares of treasury stock held by CryoLife, which are not entitled to vote. Each outstanding share of common stock is entitled to one vote at the Special Meeting.

What does it mean if I receive more than one Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice or set of proxy materials, please submit your proxy by phone, via the internet, or, if you received printed copies of the proxy materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope.

Who is entitled to attend and vote at the Special Meeting?

Only holders of record of shares of our common stock at the close of business on September 21, 2021 are entitled to notice of, to attend, and to vote at the Special Meeting and to notice of any adjournments or postponements of such Special Meeting.

How many shares must be present or represented to conduct business during the Special Meeting (that is, what constitutes a quorum)?

The presence during the Special Meeting, in person at the virtual meeting, or represented by proxy, of at least a majority of the shares outstanding and entitled to vote at the Special Meeting, will constitute a quorum for the transaction of business. Shares represented in person during the Special Meeting, which is being held virtually, or by proxy are counted for quorum purposes, even if they are not voted for one or more matters. Abstentions from voting and broker non-votes, as defined below, will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business. The Secretary or Assistant Secretary of CryoLife, in consultation with the inspector of election, who will be an agent of American Stock Transfer & Trust Company, LLC, shall determine the eligibility of persons present during the Special Meeting to vote and whether the name signed on each proxy card corresponds to the name of a stockholder of CryoLife. The Secretary or Assistant Secretary, based on such consultation, shall also determine whether or not a quorum exists during the Special Meeting.

What is a broker non-vote?

Broker non-votes occur when a broker, bank, or other nominee holds shares in “street name” for a beneficial owner and that nominee does not vote the shares because it (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares with respect to a particular proposal. Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business but will not be counted as votes cast “for” or “against” any proposal and will have no effect on the voting results for any proposal.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

What items of business will be voted on during the Special Meeting?

The items of business to be voted on during the Special Meeting are as follows:

1.To approve the reincorporation of CryoLife, Inc. from the State of Florida to the State of Delaware, including the Plan of Conversion, Florida Articles of Conversion, Delaware Certificate of Conversion, Delaware Certificate of Incorporation, and Delaware Bylaws (the “Reincorporation Proposal”);

2.To approve an exclusive forum provision as set forth in the Delaware Certificate of Incorporation to take effect following the Reincorporation (the “Exclusive Forum Proposal”); and

3.To approve an adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reincorporation Proposal or the Exclusive Forum Proposal.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares:

●FOR the Reincorporation Proposal;

●FOR the Exclusive Forum Proposal; and

●FOR the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reincorporation Proposal or the Exclusive Forum Proposal.

What shares can I vote during the Special Meeting?

You may vote shares you owned as of September 21, 2021, the record date, including shares held directly in your name as the stockholder of record and all shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between common stock held of record and those owned beneficially (often referred to as holding shares in “street name”).

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record as of the record date for the Special Meeting, you have the right to vote your shares at the Special Meeting or direct the proxyholder how to vote your shares on your behalf at the Special Meeting.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name. As the beneficial owner of shares as of the record date for the Special Meeting, you have the right to direct your broker, trustee, or nominee to vote your shares as you instruct. The broker, trustee, or other nominee may either vote at the Special Meeting or grant a proxy and direct the proxyholder to vote your shares at the Special Meeting as you have instructed. If you hold shares through a broker, trustee, or nominee you may also vote your shares at the Special Meeting, but only after you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares in advance of the Special Meeting, giving you the right to vote your shares at the Special Meeting.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

How can I vote my shares without attending the Special Meeting?

Whether you hold shares directly as the stockholder of record or as a beneficial owner, you may vote in advance of the Special Meeting by:

Voting by Mail. You may vote by filling out and returning your proxy card (if you are a stockholder of record), or by filling out and returning to your broker, trustee, or other nominee your voting instruction card (if you are a beneficial owner).

Voting by Internet. If you are a stockholder of record, you may vote in advance of the Special Meeting by following the instructions provided on your proxy card. Most brokers, trustees, and similar nominees also provide beneficial owners with the option to vote by internet, although practices may vary. If you are a beneficial owner, you must follow the instructions provided to you by your broker, trustee, or other nominee on your voting instruction card.

Voting by Telephone. If you are a stockholder of record, you may vote in advance of the Special Meeting by telephone by following the instructions provided on your proxy card. Most brokers, trustees, and similar nominees also provide beneficial owners with the option to vote by telephone, although practices may vary. If you are a beneficial owner, you must follow the instructions provided to you by your broker, trustee, or other nominee on your voting instruction card.

Whether you hold shares directly as the stockholder of record or as a beneficial owner, you may direct how your shares are voted without attending the Special Meeting. If you provide specific instructions with regard to items of business to be voted on during the Special Meeting, your shares will be voted as you instruct on those items. Proxies properly submitted to us that are signed but do not contain voting instructions and are not revoked prior to the Special Meeting will be voted FOR the Reincorporation Proposal; FOR the Exclusive Forum Proposal; and FOR the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reincorporation Proposal or the Exclusive Forum Proposal.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

How can I vote my shares during the virtual Special Meeting?

Shares held in your name as the stockholder of record may be voted at the Special Meeting. You will need your control number and the meeting password, cryolife2021, to vote your shares at the Special Meeting.

You may vote shares held beneficially in street name at the Special Meeting only if you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares giving you the right to vote the shares at the Special Meeting. After obtaining a valid legal proxy reflecting the number of shares of the Company you held as of the record date of September 21, 2021, you may then register to attend the Special Meeting by submitting proof of your legal proxy reflecting the number of your shares, along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number (718) 765-8730. Written requests can be mailed to: American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern time on November 11, 2021. Upon completion of registration, meeting access information will be issued to beneficial stockholders by American Stock Transfer & Trust Company, LLC.

Online access to the meeting will begin at 8:00 a.m. Eastern time, and stockholders are encouraged to log in to the meeting early. The Special Meeting will begin promptly at 9:00 a.m. Eastern time. Even if you plan to attend the Special Meeting, we recommend that you also vote via internet or telephone in advance to ensure that your vote will be counted if you decide later not to attend the Special Meeting.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, and you have submitted a vote via the internet, telephone, or by mail, you may revoke your vote by submitting a timely later-dated vote via the same process you used to cast your original vote. Note, internet voting through www.voteproxy.com and telephone voting is available only until 11:59 p.m. Eastern time, the day before the Special Meeting. You may also revoke your vote by providing written notice of revocation to our Corporate Secretary, Jean F. Holloway, or by attending the Special Meeting and voting in person. Attendance during the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may revoke your vote by submitting a later-dated vote via the internet or by telephone (if those options are available to you), or you may revoke your vote by submitting a new voting instruction card to your broker, trustee, or nominee, or, if you have obtained a “legal proxy” from your broker, trustee, or nominee giving you the right to vote your shares, by attending the Special Meeting and voting.

What do I need to attend the virtual Special Meeting?

Attendance during the Special Meeting will be limited to our stockholders as of September 21, 2021, the record date, their authorized proxy holders, and guests of CryoLife.

Attending the virtual Special Meeting as a Stockholder of Record. You will need your control number and the meeting password, cryolife2021, to attend the Special Meeting.

Registering to attend the virtual Special Meeting as a Beneficial Owner. After obtaining a valid legal proxy from your broker, bank, or other agent, you may then register to attend the Special Meeting by submitting proof of your legal proxy as described above in, “How can I vote my shares during the virtual Special Meeting?”.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

Is my vote confidential?

Electronic votes, proxy cards, voting instructions, ballots, and voting tabulations that identify individual stockholders are not secret; however, all such materials will be handled in a manner intended to reasonably protect your voting privacy. Your vote will not be disclosed, except as required by law and except to our transfer agent as required to allow for the tabulation of votes and certification of the vote and to facilitate a successful proxy solicitation.

How are votes counted and what vote is required to approve each proposal?

Each outstanding share of common stock entitles the holder thereof to one vote on each matter considered during the Special Meeting.

Proposal One: Reincorporation Proposal. The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required for approval of the Reincorporation Proposal. Abstentions and broker non-votes will not be counted as votes cast, but they will have the practical effect of a vote against the proposal.

Proposal Two: Exclusive Forum Proposal. The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required for approval of the Exclusive Forum Proposal. Abstentions and broker non-votes will not be counted as votes cast, but they will have the practical effect of a vote against the proposal.

Proposal Three: Adjournment of Special Meeting, if Necessary, to Solicit Additional Proxies. The affirmative vote of the holders of a majority of the outstanding shares of our common stock present or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve adjourning the meeting. Abstentions and broker non-votes will not be counted as votes cast, and they will not have any effect on the outcome of this proposal.

Who should I contact if I experience technical difficulties accessing the virtual Special Meeting?

American Stock Transfer & Trust Company, LLC will provide technical support for all stockholders attending the Special Meeting. Stockholders experiencing technical difficulties accessing the meeting may visit https://go.lumiglobal.com/faq for assistance. We encourage you to access the Special Meeting starting one hour prior to the start time, leaving ample time for the check-in process.

What else should I know about the virtual process for the Special Meeting?

Stockholders of record or those who have received a “legal proxy” will be able to submit questions related to the business of the meeting while attending the Special Meeting, from the time the meeting is first called to order through the end of the question and answer period, and will be alerted prior to the end of the question and answer period. A replay of the Special Meeting, as well as a list of stockholder questions and Company answers, will be available after the Special Meeting concludes.

Who is soliciting my vote, and who will bear the costs of this solicitation?

The Proxy Statement is being solicited on behalf of our Board of Directors. We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and delivery of this Proxy Statement, via electronic means or paper means upon stockholder request. In addition, our non-employee directors, executive officers, employees, and agents may also solicit proxies in person, by telephone, by electronic mail, or by other means of communication. We will not pay any additional compensation to our non-employee directors, executive officers, or other employees for soliciting proxies.

Where can I find the voting results of the Special Meeting?

We intend to announce preliminary voting results during the Special Meeting and publish the final voting results in a Current Report on Form 8-K filed within four business days after the Special Meeting.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

PROPOSAL ONE – REINCORPORATION PROPOSAL

General

On September 20, 2021, for the reasons discussed below, the Board of Directors approved and declared it advisable and in the best interest of the Company and its stockholders to change the Company’s state of incorporation from the State of Florida to the State of Delaware, subject to approval by the stockholders at the Special Meeting. The Reincorporation will be effected pursuant to the plan of conversion to be entered into by the Company (the “Plan of Conversion”). In accordance with Florida and Delaware Law, the Plan of Conversion includes the certificate of conversion and the certificate of incorporation that will govern the resulting Delaware corporation (the “Delaware Certificate of Conversion” and the “Delaware Certificate of Incorporation,” respectively). Accordingly, approval of the Reincorporation Proposal to reincorporate the Company from the State of Florida to the State of Delaware pursuant to the Plan of Conversion (the “Reincorporation”) will also constitute approval and adoption of the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and an authorization pursuant to the Plan of Conversion to adopt the Delaware bylaws (the “Delaware Bylaws”) to conform to the requirements of the General Corporation Law of the State of Delaware (the “DGCL”).

The principal effects of the Reincorporation, if approved by our stockholders and effected, will be that:

●The affairs of the Company will cease to be governed by Florida law and will become subject to Delaware law.

●The resulting Delaware corporation (referred to in this section as “CryoLife-Delaware”) will be deemed to be the same entity as the Company as currently incorporated in Florida (referred to in this section as “CryoLife-Florida”) and all of the rights, privileges, and powers of CryoLife-Florida, and all property, real, personal, and mixed, and all debts due to CryoLife-Florida, as well as all other things and causes of action belonging to CryoLife-Florida, shall remain vested in CryoLife Delaware. All rights of creditors and all liens upon any property of CryoLife-Florida shall be preserved unimpaired, and all debts, liabilities, and duties of CryoLife-Florida shall remain attached to CryoLife-Delaware, and may be enforced against CryoLife-Delaware to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by it in its capacity as a corporation of the State of Delaware. CryoLife-Delaware will have the same name as CryoLife-Florida and will continue with the same officers and directors of CryoLife-Florida immediately prior to the Reincorporation, as more fully described below.

●If and when the Reincorporation becomes effective, all of the issued and outstanding shares of common stock of CryoLife-Florida will be automatically converted into issued and outstanding shares of common stock of CryoLife-Delaware, without any action on the part of our stockholders. We will continue to file periodic reports and other documents with the SEC. The Reincorporation will not change the respective positions of the Company or stockholders under federal securities laws. Shares of our common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions after the Reincorporation. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), stockholders will be deemed to have acquired the CryoLife-Delaware common stock on the date they acquired their shares of CryoLife-Florida common stock.

●Upon effectiveness of the Reincorporation and pursuant to the Plan of Conversion, all of our employee benefit and incentive plans will become CryoLife-Delaware plans, and each option, equity award, or other right issued under such plans will automatically be converted into an option, equity award, or right to purchase or receive the same number of shares of CryoLife-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. In addition, our employment agreements and other employee benefit arrangements also will be continued by CryoLife-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

Plan of Conversion

To accomplish the Reincorporation, the Board of Directors has adopted the Plan of Conversion, in the form attached to this Proxy Statement as Annex A. The Plan of Conversion provides that we will convert into a Delaware corporation and thereafter will be subject to all of the provisions of the DGCL. As required by Florida and Delaware law, the Plan of Conversion includes the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and the Delaware Bylaws for CryoLife-Delaware.

Assuming that holders of a majority of our outstanding shares of common stock vote in favor of the Reincorporation Proposal and the Board of Directors does not elect to delay or terminate the Reincorporation, we will cause the Reincorporation to be effected at such time as we determine by filing with (1) the Florida Department of State Division of Corporations articles of conversion, substantially in the form attached hereto as Annex B (the “Florida Articles of Conversion”), and (2) the Secretary of State of the State of Delaware the (i) Delaware Certificate of Conversion, substantially in the form attached hereto as Annex C and (ii) Delaware Certificate of Incorporation, which will govern CryoLife-Delaware, substantially in the form attached hereto as Annex D.

Approval of this Proposal by our stockholders will constitute approval of the Plan of Conversion, the Florida Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and the authorization to adopt the Delaware Bylaws (in the form attached hereto as Annex E) for CryoLife-Delaware.

If the Reincorporation is approved by our stockholders and the Board of Directors does not elect to delay or terminate the Reincorporation, the Reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Florida) of the Florida Articles of Conversion and the filing (and acceptance thereof by the Secretary of State of the State of Delaware) of the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation, or at such later date and time specified therein, which date will not be more than 90 days after the date on which we file the Florida Articles of Conversion with the Florida Department of State Division of Corporations.

Reasons for Reincorporation

The Board of Directors has approved the Reincorporation because we believe that the corporate laws of the State of Delaware are more comprehensive, widely-used, and extensively interpreted than the corporate laws of other states, including the State of Florida. The State of Delaware is recognized for adopting comprehensive, modern, and flexible corporate laws, which are amended periodically to respond to the changing legal and business needs of corporations. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations are incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation that we are proposing. Delaware has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. The Delaware judiciary has become particularly familiar with corporate law matters, and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. We believe this will assist our Board of Directors and management in making corporate decisions and taking corporate actions with greater assurance as to the validity and consequences of those decisions and actions. For these and other reasons, we believe that reincorporating in Delaware will directly benefit our stockholders.

The Board of Directors is not proposing the Reincorporation to prevent a change in control of the Company, nor is it aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Board of Directors.

Why You Should Vote for Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive, modern, and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used, and interpreted than other state corporate laws, including the Florida Business Corporation Act (the “FBCA”).

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing Delaware law, with multiple cases concerning areas that Florida courts may not have considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation also may make it easier to attract future candidates willing to serve on the Board of Directors, because many such candidates are already familiar with Delaware law, including provisions of the DGCL relating to fiduciary duties and director indemnification.

In addition, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by Delaware law. Certain investment funds and institutional investors may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less well-understood or are otherwise perceived to be unresponsive to stockholder rights.

Effects of Reincorporation

Other than being governed by the Delaware Certificate of Incorporation, the Delaware Bylaws, Delaware law, and certain other purposes, CryoLife-Delaware will be deemed to be the same entity as CryoLife-Florida immediately prior to the Reincorporation. By virtue of the Reincorporation, all of the rights, privileges, and powers of CryoLife-Florida, all property owned by CryoLife-Florida, all debts due to CryoLife-Florida, and all other causes of action belonging to CryoLife-Florida immediately prior to the Reincorporation will remain vested in CryoLife-Delaware following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities, and duties of CryoLife-Florida immediately prior to the Reincorporation will remain attached to CryoLife-Delaware following the Reincorporation. The Reincorporation will not result in any change in our business, management, or operations or the location of our principal executive offices.

Upon effectiveness of the Reincorporation, all of our issued and outstanding shares of common stock automatically will be converted into issued and outstanding shares of common stock of CryoLife-Delaware, without any action on the part of our stockholders. The Reincorporation will have no effect on the transferability of our shares or the trading of our shares of common stock on the NYSE under the same trading symbol “CRY.” We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions after the Reincorporation. The Reincorporation will not change the relative positions of our company or our stockholders under federal securities laws.

Upon effectiveness of the Reincorporation, our directors and officers will become the directors and officers of CryoLife-Delaware, our employee benefit and incentive plans will become CryoLife-Delaware plans, and each option, equity award, or other right issued under such plans automatically will be converted into an option, equity award, or right to purchase or receive the same number of shares of CryoLife-Delaware common stock, at the same price per share, upon the same terms, and subject to the same conditions as before the Reincorporation. Our employee benefit arrangements also will be continued by us upon the terms and subject to the conditions in effect at the time of the Reincorporation.

We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as our rights and obligations after the Reincorporation.

Our stockholders will not be required to exchange their stock certificates for new stock certificates. Following the effective time of the Reincorporation, any stock certificates submitted to our transfer agent for transfer will automatically be exchanged for stock certificates of CryoLife-Delaware (to the extent the shares represented by such stock certificates continue to remain certificated). Our stockholders should not destroy any stock certificates and should not submit any certificates to us or our transfer agent unless and until requested to do so.

The Reincorporation will have no effect on the number of shares of common stock and preferred stock that we are authorized to issue. Under our existing articles of incorporation, we are authorized to issue up to 75,000,000 shares of common stock and up to 5,000,000 shares of preferred stock. Similarly, as a Delaware corporation and under our Delaware Certificate of Incorporation after the Reincorporation, we will be authorized to issue up to 75,000,000 shares of common stock and up to 5,000,000 shares of preferred stock.

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Effect of Vote for Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, Florida Articles of Conversion, Delaware Certificate of Conversion, Delaware Certificate of Incorporation, and Delaware Bylaws. If stockholders approve the proposal to reincorporate the Company from the State of Florida to the State of Delaware and the Company files the Florida Articles of Conversion with the Florida Department of State Division of Corporations and the Delaware Certificate of Conversion and Delaware Certificate of Incorporation with the Secretary of State of the State of Delaware, and such filings become effective, the Company will become subject to Delaware law, the Delaware Certificate of Incorporation, and the Delaware Bylaws.

Effect of Not Obtaining Required Vote for Approval

If we fail to obtain the requisite vote of our stockholders for approval of the Reincorporation, the Reincorporation will not be consummated, and we will continue to be incorporated under the laws of the State of Florida and governed by the FBCA, the existing articles of incorporation of CryoLife-Florida, and our existing bylaws.

Amendments, Termination, and Abandonment of the Plan of Conversion

The Plan of Conversion may be amended or modified by the Board of Directors prior to effecting the Reincorporation if the Board of Directors determines that such amendment would be in the best interests of CryoLife-Florida and our stockholders, and provided that, if stockholder approval has been obtained, the amendment does not change (1) the amount or kind of shares or other securities; eligible interests; obligations; rights to acquire shares, other securities or eligible interests; cash; other property; or any combination of the foregoing, to be received by any of our stockholders under the Plan of Conversion; (2) the Delaware Certificate of Incorporation or the Delaware Bylaws, as will be in effect immediately after the Reincorporation, except for changes that do not require approval of stockholders of CryoLife-Delaware under the DGCL, the Delaware Certificate of Incorporation, or the Delaware Bylaws; or (3) any other terms or conditions of the Plan of Conversion if the change would adversely affect such stockholders in any material respect.

The Reincorporation may be delayed by the Board of Directors, or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors, at any time prior to the effective time of the Reincorporation, whether before or after approval by our stockholders, if the Board of Directors determines for any reason that such delay or termination would be in the best interests of CryoLife-Florida and our stockholders.

Material U.S. Federal Income Tax Consequence of the Reincorporation to U.S. Holders

The following is a summary of the material United States federal income tax consequences to U.S. holders (as defined below) of the Reincorporation. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. This summary does not discuss all aspects of United States federal income taxation which may be important to particular investors in light of their individual investment circumstances. For example, it does not consider the effect of any applicable state, local, or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their particular investment or tax circumstances, including, without limitation, holders subject to special tax rules, such as partnerships, subchapter S corporations, or other entities that are fiscally transparent for U.S. federal income tax purposes, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, persons who acquired our common stock pursuant to the exercise of stock options or otherwise as compensation, persons whose common stock constitutes qualified business stock within the meaning of Section 1202 of the Code, and persons who are not “U.S. persons” as defined below. This summary also does not consider any alternative minimum or Medicare “net investment income” tax considerations. Furthermore, this summary does not address the tax consequences of transactions occurring prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation). This summary only applies

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to persons who hold our common stock and will hold CryoLife-Delaware common stock as capital assets (generally, property held for investment) under the Code. Stockholders are urged to consult their tax advisors regarding the United States federal, state, local, and non-United States income and other tax considerations of the Reincorporation.

For purposes of this summary, a “U.S. holder” is a beneficial owner of our common stock who is, for United States federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation created in, or organized under the laws of, the United States or any state or political subdivision thereof or the District of Columbia, (3) an estate, the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (4) a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that otherwise elected to be treated as a United States person under applicable United States Treasury regulations.

We believe that the Reincorporation of the Company from Florida to Delaware should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization, (1) holders of the Company’s common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (2) the aggregate tax basis of shares of CryoLife-Delaware’s common stock therefor, and (3) the holding period of the shares of CryoLife-Delaware’s common stock received in the Reincorporation will include the holding period of the shares of Company common stock.

No ruling will be sought from the IRS with respect to the United States federal income tax consequences of the Reincorporation, and no assurance can be given that the United States federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the Reincorporation.

EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN, AND OTHER LAWS.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the Reincorporation.

Regulatory Approvals

The Reincorporation will not be consummated unless and until stockholder approval is obtained as described in this Proxy Statement. We will obtain all required consents of governmental authorities, including the filing of the Florida Articles of Conversion with the Florida Department of State Division of Corporations and the filing of the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation with the Secretary of State of the State of Delaware.

Appraisal Rights

Pursuant to Section 607.1302(2)(a)(1) of the FBCA, stockholders are not entitled to appraisal rights in connection with the Reincorporation.

Blank Check Preferred Stock

The Delaware Certificate of Incorporation authorizes the Board of Directors, by resolution or resolutions thereof, to provide and issue from time to time out of the unissued shares of preferred stock for one or more series of preferred stock, and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the powers (including voting powers), if any, of the shares of such series and the preferences and relative, participating, optional, special or other rights, if any, and the qualifications, limitations, or restrictions, if any, of the shares of such series. Frequently, opportunities arise that require prompt action, and the Board of Directors believes that the delay necessary for stockholder approval of a new series of preferred stock and issuance thereof would be a detriment to the Company and our stockholders. The Board of Directors does not currently intend to seek stockholder approval prior to any designation or issuance of a new class or series of preferred stock if the Reincorporation is approved, except as

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required by law or regulation. Should the Board of Directors determine to designate and/or issue a new series of preferred stock, it will only do so upon terms that the Board of Directors deems to be in the best interests of the Company and our stockholders.

The powers (including voting powers) and other rights to be accorded to any new series of preferred stock of the Company remain to be fixed by the Board of Directors. If the Board of Directors so authorizes, the holders of a new series of preferred stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes, or might be given preferences in dividend payment, liquidation, or other rights. Such new series of preferred stock also could be convertible into a large number of shares of our common stock under certain circumstances or have other terms that might make acquisition of a controlling interest in the Company more difficult or more costly, including the right to elect additional directors to the Board of Directors. Potentially, a new series of preferred stock could be used to create voting impediments or to frustrate persons seeking to effect a conversion or otherwise to gain control of the Company. In addition, a new series of preferred stock could be privately placed with purchasers who might side with our management opposing a hostile tender offer or other attempt to obtain control of the Company.

What are the Changes to Stockholder Rights Before and After the Reincorporation?

Set forth below is a table summarizing the material differences in the rights of the stockholders of the Company before and after the Reincorporation is effective, as a result of the differences between Florida law and Delaware law, differences between the Company’s existing articles and bylaws, and the Delaware Certificate of Incorporation and Delaware Bylaws.

Provision	Florida Law, Florida Articles of Incorporation, and Florida Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Notes
Amendment of Charter Documents

Florida law requires a vote of the corporation’s board of directors followed by the affirmative vote of the majority of shares present or in person and entitled to vote to approve any amendment to the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. Florida law provides that, unless (i) the articles of incorporation or Florida law reserves the power to adopt, amend, or repeal any bylaw exclusively to the stockholders or (ii) the stockholders, in amending, repealing, or adopting the bylaws generally or a particular bylaw provision, expressly provide

For amendments to the certificate of incorporation, Delaware law requires that the corporation’s board of directors adopt a resolution setting forth the amendment proposed, declaring its advisability and, subject to limited exceptions, either calling a special meeting of the stockholders entitled to vote in respect thereof for the consideration of such amendment or directing that the amendment proposed be considered at the next annual meeting of the stockholders. Unless a greater percentage vote is required by the certificate of incorporation, a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class or series entitled to vote thereon as a class or series are required to be voted in favor of the adoption of the certificate of incorporation amendment proposed. Further, Delaware law states that the holders of the outstanding shares of a class shall be entitled to vote as a class upon a proposed amendment to the certificate of incorporation, whether or not entitled to vote thereon by

Delaware law restricts the ability of the Board of Directors to amend the Company’s bylaws unless the certificate of incorporation of the Company otherwise provides.

The Delaware Certificate of Incorporation does confer on the Board of Directors the ability to amend the Delaware Bylaws, subject to certain limitations, as described below.

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Provision	Florida Law, Florida Articles of Incorporation, and Florida Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Notes

that the board may not amend, repeal, adopt, or reinstate the bylaws or such particular bylaw provision, the board may amend or repeal the bylaws. Florida law also states that the stockholders may amend or repeal the bylaws even though the bylaws may also be amended or repealed by the board.

the certificate of incorporation, if such amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely, provided that, if any proposed amendment to the certificate of incorporation would alter or change the powers, preferences, or special rights of one or more series of any class so as to affect them adversely, but shall not so affect the entire class, then only the shares of the series so affected by the amendment shall be considered a separate class for purposes of the foregoing, provided further, that the number of authorized shares of any such class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote irrespective of the foregoing, if so provided in the original certificate of incorporation, in any amendment thereto which created such class or classes of stock or which was adopted prior to the issuance of any shares of such class or classes of stock, or in any amendment thereto which was authorized by a resolution or resolutions adopted by the affirmative vote of the holders of a majority of such class or classes of stock.

Delaware law provides that after a corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the bylaws of a corporation shall be in the stockholders entitled to vote, provided that the corporation may, in its certificate of incorporation, confer the power to adopt, amend, or repeal bylaws upon the board of directors. If such power has been so

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

Provision	Florida Law, Florida Articles of Incorporation, and Florida Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Notes
conferred upon the board of directors, it shall not divest the stockholders of the power, nor limit their power to adopt, amend, or repeal bylaws.

The Company’s existing bylaws provide that the bylaws of the Company may be altered, amended, or repealed and new bylaws may be adopted by the Board of Directors or stockholders, except that the Board of Directors may not amend or repeal a bylaw if: (a) the articles of incorporation or Florida law reserves such power exclusively to the stockholders; (b) the stockholders expressly provide that the Board of Directors may not amend or repeal such bylaw; or (c) such bylaw had been altered, amended, or adopted by a vote of the stockholders, until a period of two years after such vote. Any bylaw or amendment to a bylaw adopted by the Board of Directors may be altered, amended, or repealed by vote of the stockholders entitled to vote, or a new bylaw in lieu thereof may be adopted by the stockholders.

The Delaware Certificate of Incorporation and the Delaware Bylaws provide that the Board of Directors is authorized to adopt, amend, or repeal the bylaws; provided that (i) the Board of Directors may not amend or repeal a bylaw if such power is reserved exclusively to the stockholders and (ii) the stockholders may amend, alter, or repeal any bylaw whether adopted or amended by Board of Directors or otherwise.

The Delaware Bylaws modify the powers granted to the stockholders in the Company’s existing bylaws by (A) preserving the stockholders’ power to alter, amend, or repeal any bylaw and by (B) removing the restriction on the Board of Directors to adopt, amend, or repeal bylaws (i) if the stockholders expressly provide that the Board of Directors may not amend or repeal such bylaw or (ii) if such bylaw had been amended or adopted by a vote of the stockholders, until a period of two years after such vote.

The Board of Directors or the stockholders may adopt, amend, or repeal bylaws; provided that, the Board of Directors is restricted in its ability to alter or repeal bylaws if such power is reserved exclusively to the stockholders by applicable law or in the certificate of incorporation.

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Provision	Florida Law, Florida Articles of Incorporation, and Florida Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Notes
Number of Directors

Florida law provides that a corporation must have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased.

Delaware law provides that a corporation must have at least one or more directors to be fixed by, or in the manner provided in, the bylaws of the corporation, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Florida and Delaware law are substantially similar in respect to setting the number of directors of the Company.
The Company’s existing bylaws provide that the Board of Directors shall consist of no less than one nor more than 15 members, the number of the same to be fixed by the Board of Directors.

The Delaware Certificate of Incorporation does not fix the number of directors. The Delaware Bylaws provide that the Board of Directors shall consist of no less than one nor more than 15 members, the number of the same to be fixed by the Board of Directors.

The Delaware Bylaws are substantially similar to the Company’s existing bylaws. In both the Delaware Bylaws and the Company’s existing bylaws, the stockholders have the right to amend the bylaws to set a specific number of directors.

Classified Board of Directors

Under Florida law, the articles of incorporation or the bylaws may provide for the classification of directors into as many as three classes with staggered terms of office or as to their election by one or more authorized classes or series of shares.

		Under Delaware law, the certificate of incorporation or the bylaws may provide for the classification of directors into as many as three classes with staggered terms of office.	Florida and Delaware law are substantially similar in respect to classification of the Board of Directors.
	The Company’s existing articles of incorporation and existing bylaws do not provide for a classified board of directors.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not provide for a classified board of directors.

The Delaware Certificate of Incorporation and the Delaware Bylaws are substantially similar to the existing governing documents in respect to classification of the Board of Directors. The Board of Directors does not believe that classification is in the best interests of the stockholders, who should be able to vote on the election of all directors at each annual meeting of stockholders.

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Provision	Florida Law, Florida Articles of Incorporation, and Florida Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Notes
Term of Board of Directors

Florida law provides that, absent classification of the board, each director shall hold office until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until there is a decrease in the number of directors.

Absent classification, the default rule in Delaware is that each director shall hold office until the next annual meeting of stockholders (and until such director’s successor is elected and qualified) or until such director’s earlier resignation or removal.

Florida and Delaware law are substantially similar in respect to the term of directors.

The Company’s existing bylaws provide that each director shall hold office until the next annual stockholders meeting and until his or her successor is qualified, unless sooner removed by the stockholders or such director’s earlier death or resignation.

The Delaware Bylaws provide that each director shall hold office until the next annual stockholders meeting and until his or her successor is elected and qualified, unless sooner removed by the stockholders or such director’s earlier death, resignation, or disqualification.

The Delaware Bylaws and the Company’s existing bylaws are substantially similar in this regard.
Removal of Directors

Florida law provides that any director may be removed, with or without cause, from office by the vote of stockholders unless the articles of incorporation provide that directors may be removed only for cause. With respect to corporations that elect directors with cumulative voting, a director may not be removed if, in the case of a meeting, the number of votes sufficient to elect the director are cast against such director’s removal and, if action is taken by less than unanimous written consent, voting stockholders entitled to the number of votes sufficient to elect such director do not consent to the removal.

Delaware law provides that any director or the entire Board of Directors may be removed with or without cause by the holders of a majority in voting power of the issued and outstanding stock entitled to vote at an election of directors, except that (1) members of a classified board of directors may be removed only for cause, unless the certificate of incorporation provides otherwise, and (2) in the case of a corporation having cumulative voting, directors may not be removed in certain situations without satisfying certain stockholder approval requirements.

Florida and Delaware law are substantially similar in respect to the removal of directors.

The Delaware Certificate of Incorporation provides that there shall be no cumulative voting in the election of directors of the Company.

	The Company’s existing bylaws provide that directors may be removed by the stockholders at any general or special meeting.	The Delaware Bylaws provide that directors may be removed by the stockholders at any general or special meeting.	The Delaware Bylaws and the Company’s existing bylaws are identical in this regard.

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Provision	Florida Law, Florida Articles of Incorporation, and Florida Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Notes
Filling Vacancies on the Board of Directors

Florida law provides that all vacancies, including those caused by an increase in the number of directors, may be filled by the stockholders or by the directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Further, if at the time of filling any vacancy, the directors then in office shall constitute less than a quorum, the vacancy may be filled by the affirmative vote of a majority of all the directors then remaining in office. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board of directors may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

Delaware law provides that, unless otherwise provided in the certificate of incorporation or bylaws of a corporation, vacancies and newly created directorships may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

Delaware law provides greater protection to the Company’s stockholders by permitting stockholders representing at least 10% of the issued and outstanding shares to apply to the Delaware Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole Board of Directors.

The Company’s existing bylaws provide that vacancies on the Board of Directors, including vacancies created by an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum.

The Delaware Bylaws provide that vacancies on the Board of Directors, including vacancies created by an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum or by the sole remaining director.

The Delaware Bylaws provide substantially the same appointment rights as the Company’s existing bylaws.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

Provision	Florida Law, Florida Articles of Incorporation, and Florida Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Notes
Board of Directors Action by Unanimous Consent

Under Florida law, unless otherwise stated in the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the board of directors or committee of the board of directors may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board of directors except any interested directors.

Under Delaware law, unless otherwise restricted in the certificate of incorporation or bylaws, any action required or permitted to be taken at any meeting of the board of directors or committee of the board of directors may be taken without a meeting if all members of the board of directors or committee consent thereto in writing, or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the board of directors, or the committee thereof, in the same paper or electronic form as the minutes are maintained.

Florida and Delaware law are substantially similar in respect to the action by written consent of the Board of Directors.
	The Company’s existing articles of incorporation and bylaws do not change this statutory provision.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory provision.	The Delaware Bylaws and the Company’s existing bylaws are substantially similar in respect to action by written consent of the Board of Directors.
Stockholder Voting- Quorum

Florida law provides that a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business.

Delaware law provides that unless otherwise provided in the certificate of incorporation or bylaws, a majority of shares entitled to vote, present in person or by proxy, constitutes a quorum at a stockholder meeting.

Florida and Delaware law are substantially similar in respect to quorum requirements.

The Company’s existing bylaws provide that, unless the articles of incorporation or applicable law provide otherwise, a majority of the votes entitled to be cast on a matter by a voting group constitutes a quorum of that voting group for action on that matter.

The Delaware Bylaws provide that, unless applicable law provides otherwise, a majority of the votes entitled to vote on a matter by a voting group constitutes a quorum of that voting group for action on that matter.

The Delaware Bylaws and the Company’s existing bylaws are substantially similar in respect to stockholder quorum requirements.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

Provision	Florida Law, Florida Articles of Incorporation, and Florida Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Notes
Director Elections	Florida law provides that, unless otherwise stated in the articles or bylaws, the election of directors shall be by a plurality of the vote.	Delaware law provides that, unless otherwise stated in the articles or bylaws, the election of directors shall be by a plurality of the vote.	Florida and Delaware law are substantially similar in respect to the election of directors.
	The Company’s existing bylaws are silent on the vote required for election of directors. Florida law by default provides that election of directors is by a plurality of the vote.	The Delaware Bylaws are silent on the vote required for election of directors. Delaware law by default provides that election of directors is by a plurality of the vote.	The Delaware Bylaws and the Company’s existing bylaws are substantially similar in respect to director elections.
Stockholder Action by Consent

Florida law provides that, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote if the holders of the outstanding shares having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation. In addition, the corporation is required to give prompt notice of the taking of the corporate action without a meeting by less than unanimous consent to those stockholders who did not so consent.

Florida and Delaware law are substantially similar in relation to action by consent of the stockholders in lieu of a meeting.

The Company’s existing articles of incorporation provide that the stockholders may not take action by written consent, and that all stockholder action is required to be taken at an annual or special meeting of the stockholders.

The Delaware Certificate of Incorporation provides that the stockholders may not take action by consent without a meeting, and that all stockholder action is required to be taken at an annual or special meeting of the stockholders.

The Delaware Certificate of Incorporation and the Company’s existing articles of incorporation are substantially similar in respect to action by consent of the stockholders in lieu of a meeting.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

Provision	Florida Law, Florida Articles of Incorporation, and Florida Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Notes
Limitation on Director Liability

Under Florida law, a director is not individually liable to the corporation or any other person for any damages as a result of any act or failure to act in his or her capacity as a director unless it is proven that: (a) the director breached or failed to perform his or her duties and (b) the breach of, or failure to perform, those duties constituted any of the following: (i) a violation of criminal law, (ii) any transaction in which the director received an improper personal benefit, (iii) voting for or assenting to any unlawful distribution, (iv) in a proceeding by or in the right of the corporation or a stockholder, for acts or omissions constituting a conscious disregard for the best interest of the corporation or willful or intentional misconduct, and (v) in a proceeding by or in the right of someone other than the corporation or a stockholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.

Under Florida law, such exculpatory provisions apply automatically under the FBCA, whereas in Delaware, such exculpatory provisions must be included in the certificate of incorporation, which such provisions are included in the Company’s Delaware Certificate of Incorporation.

The Company’s existing articles of incorporation do not change this statutory provision.

The Delaware Certificate of Incorporation provides that, to the fullest extent permitted by the DGCL, a director shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director.

The Delaware Certificate of Incorporation eliminates personal liability of a director for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

Provision	Florida Law, Florida Articles of Incorporation, and Florida Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Notes
Declaration and Payment of Dividends

Under Florida law, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved and wound up at the time of distribution, to satisfy the preferential rights upon dissolution and winding up of stockholders whose preferential rights are superior to those receiving the distribution.

Under Delaware law, subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, unless net assets (total assets in excess of total liabilities) are less than the amount determined to be capital or if following payment of the dividend the corporation will either have an unreasonably small amount of capital for the business in which it is engaged or intends to engage in or not be able to pay its debts as they become due. “Surplus” is defined as the excess, if any, of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).

Delaware law provides different guidelines under which the Company may declare and pay dividends.
The Company’s existing articles of incorporation do not change this statutory provision.

The Delaware Certificate of Incorporation provides that, subject to applicable law and the rights of the preferred stock, if any, dividends may be declared and paid on the common stock at such times and in such amounts as the Board of Directors determines.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

Provision	Florida Law, Florida Articles of Incorporation, and Florida Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Notes
Taxes and Fees

Florida imposes an annual corporate income tax, which is computed using federal taxable income, modified by certain adjustments set forth by the state of Florida. Adjusted federal taxable income is apportioned to Florida using a three-factor formula. The formula is a weighted average, designating 25% each to factors for property and payroll, and 50% to sales. Florida also provides a $50,000 exemption to arrive at Florida taxable net income. The tax is calculated by multiplying Florida taxable net income by (i) 4.458% for taxable years beginning on or after January 1, 2019 and (ii) 5.5% for taxable years beginning on or after January 1, 2022.

Delaware imposes annual franchise tax fees on non-exempt corporations incorporated in Delaware. The minimum annual tax using the authorized shares method (based on an equation consisting of the number of shares authorized) is $175 and the minimum annual tax using the assumed par value capital method (based on an equation consisting of the number of shares authorized, the number of shares outstanding, and the gross assets of the corporation) is $400 and, in each case, the maximum annual tax is $200,000 unless a corporation qualifies as a “large corporate filer” in which case the maximum annual tax is increased to $250,000. A “large corporate filer” is a corporation that as of December 1 of the applicable calendar year (i) had a class or series of stock listed on a national securities exchange and (ii) reported in its financial statements prepared in accordance with United States GAAP or IFRS and included in its most recent annual report filed with the United States Securities and Exchange Commission or any similar agency outside the United States with responsibility for enforcing securities laws or serving as a public repository for the corporation’s financial disclosures, both of the following: (a) consolidated annual gross revenues equal to or greater than $750,000,000 or consolidated assets equal to or greater than $750,000,000 and (b) consolidated annual gross revenues not less than $250,000,000 and consolidated assets not less than $250,000,000.

The Company is subject to franchise tax filing requirements in the State of Delaware.

Stockholders are urged to consult their tax advisors regarding the United States federal, state, local, and non-United States income and other tax considerations of the Reincorporation.

Required Vote

This proposal will be approved if a majority of the outstanding shares of our common stock, present or represented by proxy at the Special Meeting and entitled to vote thereon, votes in favor of the proposal. Accordingly, an abstention will have the effect of a negative vote. Shares represented by executed proxies on proxy cards without specific instructions will be voted FOR the Reincorporation Proposal.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REINCORPORATION PROPOSAL.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

PROPOSAL TWO – EXCLUSIVE FORUM PROPOSAL

General

In the event the Reincorporation Proposal is approved, the Delaware Certificate of Incorporation will include a provision (such provision, the “Exclusive Forum Provision”) providing that, unless the Company consents to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any derivative action or proceeding brought on the Company’s behalf, any action asserting a claim of breach of fiduciary duty owed by any of the Company’s stockholders, directors, officers, or other employees to the Company or to its stockholders, and any civil action to interpret, apply, or enforce any provision of the DGCL, any civil action to interpret, apply, enforce, or determine the validity of the provisions of the Delaware Certificate of Incorporation or the Delaware Bylaws, or any action asserting a claim governed by the internal affairs doctrine; provided, however, in the event that the Court of Chancery of the State of Delaware lacks jurisdiction over such action, the sole and exclusive forum for such action would be another state or federal court located within the State of Delaware, in all cases, subject to such court having personal jurisdiction over the indispensable parties named as defendants. Additionally, the Delaware Certificate of Incorporation will provide that the federal district courts of the United States shall be the sole and exclusive forum for causes of action arising under the Securities Act. The Delaware Certificate of Incorporation will also provide that the Exclusive Forum Provision will not impact the exclusive federal jurisdiction of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the respective rules and regulations promulgated thereunder, such actions under which must be brought in the federal district courts of the United States.

The Board of Directors believes that the Exclusive Forum Provision is an important piece of the Company’s governance structure to provide increased consistency in the application of Delaware law for the specified types of actions and proceedings and is in the best interests of the Company and its stockholders. Additionally, the Exclusive Forum Provision reinforces the rationale for the Company’s Reincorporation into the State of Delaware.

If this Exclusive Forum Proposal and the Reincorporation Proposal are approved by the holders of a majority of shares of the Company’s common stock, then the Company will include the Exclusive Forum Provision in the Delaware Certificate of Incorporation. Alternatively, if less than a majority of shares of the Company’s common stock vote for this Exclusive Forum Proposal but the Reincorporation Proposal is approved, then the Exclusive Forum Provision will not be included in the Delaware Certificate of Incorporation.

Required Vote

This Exclusive Forum Proposal will be approved if a majority of the outstanding shares of our common stock, present or represented by proxy at the Special Meeting and entitled to vote thereon, votes in favor of the Exclusive Forum Proposal.

The Board of Directors’ Recommendation

The Board of Directors regularly reviews the corporate governance policies and practices of the Company to determine whether they are appropriate for the Company and will advance the Board of Directors’ and management’s goal of maximizing long-term stockholder value. As part of that review, the Board of Directors considered whether the inclusion of the Exclusive Forum Provision in the Delaware Certificate of Incorporation is advisable. The Board of Directors evaluated both the advantages and disadvantages of including the Exclusive Forum Provision and determined that including the Exclusive Forum Provision is in the best interest of the Company and its stockholders for the following reasons:

●The Delaware courts have established a substantial and influential body of case law construing Delaware’s corporate law and long-standing precedent regarding corporate governance;

●The Exclusive Forum Provision would reduce the risk of duplicative lawsuits in multiple jurisdictions relating to such disputes, thus saving significant costs and effort in addressing cases brought in multiple jurisdictions;

●The Exclusive Forum Provision will reduce the risk that the outcome of cases in multiple jurisdictions could be inconsistent, even though each jurisdiction may purport to follow Delaware law;

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

●The Exclusive Forum Provision will regulate only the forum in which our stockholders may file claims relating to the specified intra-corporate disputes; it does not restrict the ability of our stockholders to bring such claims, nor does it affect the remedies available if such claims are ultimately successful;

●The Company will retain the ability to consent to an alternative forum in appropriate circumstances if the Company determines that its interests and those of its stockholders are best served by permitting a particular dispute to proceed in a forum outside the State of Delaware; and

●The Exclusive Forum Provision was not adopted in anticipation of any specific litigation or transaction.

The Company has not recently suffered material harm as a result of multiple stockholder suits filed in different jurisdictions, but the Board of Directors believes it is in the best interest of the Company and its stockholders to take preventive measures against the potential harm from such litigation tactics, particularly contemporaneously with the Company’s Reincorporation in Delaware. While an exclusive forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that the stockholder favors, it does not deprive a stockholder of the right to assert claims or obtain any type of relief; therefore, the Board of Directors believes that the benefits of the Exclusive Forum Provision to the Company and its stockholders outweigh any perceived harms.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” the EXCLUSIVE FORUM PROPOSAL.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

PROPOSAL THREE – ADJOURNMENT OF MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES IN FAVOR OF the Reincorporation Proposal OR the Exclusive Forum Proposal

General

If we fail to receive a sufficient number of votes to approve the Reincorporation Proposal or the Exclusive Forum Proposal, we may propose to adjourn the Special Meeting for a period of not more than 30 days, for the purpose of soliciting additional proxies to approve the Reincorporation Proposal or the Exclusive Forum Proposal. We currently do not intend to propose adjournment of the Special Meeting if there are sufficient votes to approve the Reincorporation Proposal or the Exclusive Forum Proposal.

Required Vote

This proposal will be approved if a majority of the votes cast at the Special Meeting votes in favor of the proposal. Accordingly, abstentions will not have any effect on the outcome of this proposal. Shares represented by executed proxies on proxy cards will be voted, if specific instructions are not otherwise given, for the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reincorporation Proposal or the Exclusive Forum Proposal.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reincorporation Proposal OR the Exclusive Forum Proposal.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

CERTAIN BENEFICIAL OWNERSHIP

The name and address of each person or entity who beneficially owned more than 5% of the outstanding shares of common stock of CryoLife on September 21, 2021, based on information available to us, together with the number of shares owned and the percentage of outstanding shares such ownership represents, is set forth in the following table. The table also shows information concerning beneficial ownership by our executive officers and by all current non-employee directors and executive officers as a group. The number of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days after September 21, 2021 through the exercise of any stock option or other right to acquire shares of common stock. Unless otherwise indicated, each person has sole investment and voting powers, or shares such powers with his or her spouse, with respect to the shares set forth in the following table. To CryoLife’s knowledge, none of the shares shown in the table below are subject to a pledge or similar arrangement.

Beneficial Owner	Title	Number of Shares of CryoLife Common Stock Beneficially Owned (#)	Percentage of Outstanding Shares of CryoLife Common Stock (%)(1)
J. Patrick Mackin	President, Chief Executive Officer, and Chairman of the Board of Directors	597,968(2)	1.5
D. Ashley Lee	Executive Vice President and Chief Financial Officer	396,082(3)	1.0
Jean F. Holloway	Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary	137,257(4)	*
John E. Davis	Senior Vice President, Global Sales and Marketing	114,953(5)	*
Michael S. Simpson(6)	–	46,592(7)	*
Thomas F. Ackerman	Director	119,695	*
Daniel J. Bevevino	Director	119,860	*
Marna P. Borgstrom	Director	18,887	*
James W. Bullock	Director	38,446	*
Jeffrey H. Burbank	Director	23,595	*
Harvey Morgan	Director	97,110	*
Jon W. Salveson	Director	99,639	*
Blackrock, Inc.	–	6,816,729(8)	17.3
Wasatch Advisors, Inc.	–	2,711,670(9)	6.9
The Vanguard Group, Inc.	–	2,460,531(10)	6.3
Macquarie Group Limited	–	2,039,839(11)	5.2
All current directors and named executive officers as a group (11 persons)(12)		1,763,492(13)	4.5

* Ownership represents less than 1% of outstanding CryoLife common stock.

(1)39,329,580 outstanding shares of CryoLife common stock as of September 21, 2021, the proxy record date.

(2)Amount includes 312,936 shares subject to options that are either presently exercisable or will become exercisable within 60 days after September 21, 2021. This amount also includes 85,488 shares of unvested restricted stock subject to forfeiture which Mr. Mackin holds as of September 21, 2021. This amount does not include 19,146 shares earned under 2019 and 2020 performance stock unit awards that had not vested as of September 21, 2021, and that will not vest within 60 days thereafter.

(3)Amount includes 101,609 shares subject to options that are either presently exercisable or will become exercisable within 60 days after September 21, 2021. This amount also includes 5,000 shares held by Mr. Lee’s spouse and 1,500 shares held in trust for Mr. Lee’s children. This amount also includes 20,696 shares of unvested restricted stock subject to forfeiture which Mr. Lee holds as of September 21, 2021. This amount does not include 4,712 shares earned under 2019 and 2020 performance stock unit awards that had not vested as of September 21, 2021, and that will not vest within 60 days thereafter.

(4)Amount includes 54,505 shares subject to options that are either presently exercisable or will become exercisable within 60 days after September 21, 2021. This amount also includes 31,816 shares of unvested restricted stock subject to forfeiture that Ms. Holloway holds as of September 21, 2021. This amount does not include 3,815 shares earned under 2019 and 2020 performance stock unit awards that had not vested as of September 21, 2021, and that will not vest within 60 days thereafter.

(5)Amount includes 46,742 shares subject to options that are either presently exercisable or will become exercisable within 60 days after September 21, 2021. This amount also includes 16,311 shares of unvested restricted stock subject to forfeiture that Mr. Davis holds as of September 21, 2021. This amount does not include 3,688 shares earned under 2019 and 2020 performance stock unit awards that had not vested as of September 21, 2021, and that will not vest within 60 days thereafter.

(6)As previously reported by the Company, Mr. Simpson retired from the Company on March 31, 2021.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

(7)Amount includes 12,894 shares subject to options that are either presently exercisable or will become exercisable within 60 days after September 21, 2021.

(8)Information based on Schedule 13G filed on January 25, 2021 by BlackRock, Inc. (“BlackRock”). Per this schedule, BlackRock has the power to vote, or to direct the vote of, and power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for BlackRock is: BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(9)Information based on Schedule 13G filed on February 11, 2021 by Wasatch Advisors, Inc. (“Wasatch”). Per this schedule, Wasatch has the power to vote, or to direct the vote of, and power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Wasatch is: Wasatch Advisors, Inc., 505 Wakara Way, Salt Lake City, UT 84108.

(10)Information based on Schedule 13G filed on February 10, 2021 by The Vanguard Group, Inc. (“Vanguard”). Per this schedule, Vanguard has the power to vote, or to direct the vote of, and power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Vanguard is: The Vanguard Group, Inc., 100 Vanguard Blvd, Malvern, PA 19355.

(11)Information based on Schedule 13G filed on February 12, 2021 by Macquarie Group Limited (“Macquarie”). Per this schedule, Macquarie has the power to vote, or to direct the vote of, and power to dispose, or to direct the disposition of, these shares of CryoLife common stock. The address for Macquarie is: Macquarie Group Limited, 50 Martin Place, Sydney, New South Wales, Australia.

(12)The business address for all CryoLife non-employee directors and employees is: c/o CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, GA 30144.

(13)Amount includes:

515,792 shares subject to options that are presently exercisable or will become exercisable within 60 days after September 21, 2021;

52,842 shares held of record by the spouses of executive officers and directors;

1,500 shares held of record by the children of an executive officer; and

185,272 shares of unvested restricted common stock subject to forfeiture that all current directors and named executive officers as a group hold as of September 21, 2021.

This amount does not include 31,361 shares earned under 2019 and 2020 performance stock unit awards that had not vested as of September 21, 2021, and that will not vest within 60 days thereafter.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

Miscellaneous

Householding

For those stockholders who request paper copies of the proxy documents and share the same last name and address, they may receive only one copy of the Proxy Statement, unless we receive contrary instructions from any stockholder at that address. This is referred to as “householding.” If you are receiving only one copy of the Proxy Statement and prefer to receive multiple copies, additional copies will be provided to you promptly upon written or oral request. All communications should be directed as indicated on the instructions that were included on the notice mailing or to Jean F. Holloway, General Counsel and Corporate Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144, (770) 419-3355.

If you are a beneficial owner, you can request additional copies of the Proxy Statement, or you can request householding by notifying your broker, bank, or nominee.

Stockholder Proposals

Appropriate proposals of stockholders intended to be presented at CryoLife’s 2022 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by CryoLife by November 30, 2021, for inclusion in its Proxy Statement and form of proxy relating to that meeting. Stockholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and any other applicable rules established by the Securities and Exchange Commission. Proposals of stockholders intended to be presented during the Annual Meeting of Stockholders to be held in 2022 without inclusion of such proposals in our Proxy Statement relating to such annual meeting must be received not later than the close of business on the 60th day and not earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.

Therefore, for the 2022 Annual Meeting of Stockholders, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations for individuals to serve as non-employee directors, must be received by CryoLife by no later than March 20, 2022, but no earlier than January 19, 2022, in order to be considered timely. If such stockholder proposals are not timely received, proxy holders will have discretionary voting authority with regard to any such stockholder proposals that may come before the 2022 Annual Meeting of Stockholders. If the month and day of the next annual meeting is advanced or delayed by more than 30 calendar days from the month and day of the prior annual meeting, CryoLife shall, in a timely manner, inform its stockholders of the change, and the date by which proposals of stockholders must be received.

Transaction of Other Business

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice that will come before the meeting. In accordance with Florida law, only business within the purpose described in the notice of the Special Meeting will be conducted at the meeting.

Where You Can Find Additional Information

Upon the written request of any record or beneficial owner of common stock of CryoLife whose proxy was solicited in connection with the Special Meeting, CryoLife will furnish such owner, without charge, a copy of its Annual Report on Form 10-K without exhibits for its fiscal year ended December 31, 2020. Requests for a copy of such Annual Report on Form 10-K should be addressed to Jean F. Holloway, General Counsel and Corporate Secretary, CryoLife, Inc., 1655 Roberts Boulevard, NW, Kennesaw, Georgia 30144. Copies of this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020, may also be obtained without charge through the SEC’s website at www.sec.gov.

In addition, we file annual, quarterly, and current reports, proxy statements, and other information with the SEC. The SEC maintains an internet site that contains reports, proxy and information statements, and other information that we file electronically with the SEC and which are available through the SEC’s website at www.sec.gov. Additionally, all filings we make with the SEC are available through our website at www.cryolife.com.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

It is important that proxies be voted promptly. Stockholders who do not expect to attend the meeting in person are urged to vote their proxies online, by telephone, or by mail, following the instructions at the beginning of this Proxy Statement.

By Order of the Board of Directors:

J. PATRICK MACKIN
Chairman, President, and Chief Executive Officer

Date: October 7, 2021

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

Annex A – Plan of Conversion

PLAN OF CONVERSION
FOR CONVERTING
CRYOLIFE, INC.,
a Florida corporation
TO
CRYOLIFE, INC.,
a Delaware corporation

This Plan of Conversion (together with all of the exhibits attached hereto, this “Plan”), dated November [•], 2021, is hereby adopted by CryoLife, Inc., a Florida corporation (the “Corporation”), in order to set forth the terms, conditions, and procedures governing the conversion of the Corporation from a Florida corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 607.11930 of the Florida Business Corporation Act, as amended (the “FBCA”).

RECITALS

WHEREAS, the Corporation is a corporation organized and existing under the laws of the State of Florida;

WHEREAS, the Board of Directors of the Corporation (the “Board”) has determined that it is in the best interests of the Corporation and its stockholders that the Corporation convert from a Florida corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 607.11930 of the FBCA; and

WHEREAS, this Plan has been adopted by the Board in accordance with 607.11932 of the FBCA.

NOW, THEREFORE, in compliance with the FBCA and the DGCL, the Corporation hereby adopts this Plan as follows:

1. Conversion.

a. On the Effective Date (as defined in Section 4), the Corporation shall be converted from a Florida corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 607.11930 of the FBCA (the “Conversion”), and the Corporation, as converted to a Delaware corporation (the “Resulting Corporation”), shall thereafter be subject to all of the provisions of the DGCL, and, as provided in Section 265 of the DGCL, notwithstanding Section 106 of the DGCL, the existence of the Resulting Corporation shall be deemed to have commenced on the date the Corporation commenced its existence in the State of Florida.

b. Following the adoption of the Plan, the Corporation shall cause the Conversion to be effective by:

i. filing articles of conversion pursuant to Section 607.11933 of the FBCA, in the form attached hereto as Exhibit A (the “Florida Articles of Conversion”), with the Department of State of the State of Florida;

ii. filing a certificate of conversion, pursuant to Section 265 of the DGCL, in the form attached hereto as Exhibit B (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

iii. filing a certificate of incorporation of the Resulting Corporation, substantially in the form attached hereto as Exhibit C (the “Certificate of Incorporation”), with the Secretary of State of the State of Delaware.

c. Upon the Effective Date, the bylaws, substantially in the form attached hereto as Exhibit D (the “Delaware Bylaws”), will be the bylaws of the Resulting Corporation, and the Board of the Resulting Corporation shall adopt the Delaware Bylaws as promptly as practicable following the Effective Date.

2. Effect of Conversion.

a. Upon the Effective Date, the name of the Resulting Corporation shall continue to be “CryoLife, Inc.”

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

b. Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Corporation or its stockholders, the Resulting Corporation shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Corporation existing immediately prior to the Effective Date. Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Corporation or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Corporation existing immediately prior to the Effective Date, and all property, real, personal, and mixed, and all debts due to the Corporation existing immediately prior to the Effective Date, as well as all other things and causes of action belonging to the Corporation existing immediately prior to the Effective Date, shall remain vested in the Resulting Corporation and shall be the property of the Resulting Corporation and the title to any real property vested by deed or otherwise in the Corporation existing immediately prior to the Effective Date shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Corporation existing immediately prior to the Effective Date shall be preserved unimpaired, and all debts, liabilities and duties of the Corporation existing immediately prior to the Effective Date shall remain attached to the Resulting Corporation upon the Effective Date, and may be enforced against the Resulting Corporation to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Resulting Corporation in its capacity as a corporation of the State of Delaware. The rights, privileges, powers, and interests in property of the Corporation existing immediately prior to the Effective Date, as well as the debts, liabilities and duties of the Corporation existing immediately prior to the Effective Date, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Resulting Corporation upon the Effective Date for any purpose of the laws of the State of Delaware.

c. The Conversion shall not be deemed to affect any obligations or liabilities of the Corporation incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

3. Taxes. The Corporation intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, neither the Corporation nor any of its stockholders should recognize gain or loss for federal income tax purposes as a result of the Conversion. Stockholders are urged to consult their tax advisors regarding the United States federal, state, local, and non-United States income and other tax considerations of the Conversion.

4. Effective Date. The Conversion shall become effective upon the date on which the latest of the Florida Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation shall take effect after filing with the Department of State of the State of Florida and the Secretary of State of the State of Delaware, as applicable (such date, the “Effective Date”).

5. Effect of Conversion on the Corporation’s Securities. Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Corporation or its stockholders:

a. Each share of common stock of the Corporation, $0.01 par value per share (“Corporation Common Stock”) that is issued and outstanding immediately prior to the Effective Date shall convert into one validly issued, fully paid and nonassessable share of common stock, $0.01 par value per share, of the Resulting Corporation (“Resulting Corporation Common Stock”). Each share of preferred stock of the Corporation, $0.01 par value per share (“Corporation Preferred Stock”) that is issued and outstanding immediately prior to the Effective Date shall convert into one validly issued, fully paid and nonassessable share of preferred stock of the Resulting Corporation, $0.01 par value per share (“Resulting Corporation Preferred Stock”).

b. Each option to acquire shares of Corporation Common Stock outstanding immediately prior to the Effective Date shall convert into an equivalent option to acquire the same number of shares of Resulting Corporation Common Stock, upon the same terms and conditions as were in effect immediately prior to the Effective Date.

c. Each warrant or other right to acquire shares of Corporation Common Stock outstanding immediately prior to the Effective Date shall convert into an equivalent warrant or other right to acquire the same number of shares of Resulting Corporation Common Stock, upon the same terms and conditions as were in effect immediately prior to the Effective Date.

d. All of the outstanding certificates representing shares of Corporation Common Stock immediately prior to the Effective Date shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Resulting Corporation Common Stock.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

6. Effect of the Conversion on Employee Benefit, Stock Option and Other Equity-Based Plans. Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Corporation or its stockholders, each employee benefit plan, stock option plan, and other equity-based plan of the Corporation shall continue to be a plan of the Resulting Corporation. To the extent that any such plan provides for the issuance of Corporation Common Stock, upon the Effective Date, such plan shall be deemed to provide for the issuance of Resulting Corporation Common Stock.

7. Effect of Conversion on Directors and Officers. Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Corporation or its stockholders, the members of the Board and the officers of the Corporation holding their respective offices in the Corporation existing immediately prior to the effective time shall continue in their respective offices as members of the Board and officers of the Resulting Corporation.

8. Further Assurances. If, at any time after the Effective Date, the Resulting Corporation shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents, or assurances or any other acts or things are necessary, desirable, or proper, consistent with the terms of the Plan, (a) to vest, perfect, or confirm, of record or otherwise, in the Resulting Corporation its right, title, or interest in, to, or under any of the rights, privileges, immunities, powers, purposes, franchises, properties, or assets of the Corporation existing immediately prior to the Effective Date, or (b) to otherwise carry out the purposes of the Plan, the Resulting Corporation and its officers and directors are hereby authorized to solicit in the name of the Resulting Corporation any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Resulting Corporation all such deeds, bills of sale, assignments, agreements, documents, and assurances and do, in the name and on behalf of the Resulting Corporation, all such other acts and things necessary, desirable, or proper to vest, perfect or confirm its right, title, or interest in, to, or under any of the rights, privileges, immunities, powers, purposes, franchises, properties, or assets of the Corporation existing immediately prior to the Effective Date and otherwise to carry out the purposes of the Plan.

9. Termination; Amendment. At any time prior to the Effective Date, the Plan may be terminated or amended by action of the Board if, in the opinion of the Board, such action would be in the best interests of the Corporation and its stockholders.

10. Third Party Beneficiaries. The Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

11. Severability. Whenever possible, each provision of the Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

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IN WITNESS WHEREOF, the Corporation has caused this Plan to be duly executed as of the date first above written.

CRYOLIFE, INC.

By:

_______________________________

Name:

J. Patrick Mackin

Title:

Chief Executive Officer

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Annex B – Florida Articles of Conversion

Articles of Conversion
For
Florida Profit Corporation
Into
Non-Florida Business Entity

These Articles of Conversion are submitted to convert the following Florida Profit Corporation into a Delaware Profit Corporation in accordance with Section 607.11933 of the Florida Business Corporation Act (the “FBCA”).

1. The name of the Florida Profit Corporation converting into the resulting business entity is CryoLife, Inc., a corporation incorporated under the laws of the State of Florida (the “Converting Corporation”).

2. The name of the resulting business entity is CryoLife, Inc., a corporation incorporated under the laws of the State of Delaware (the “Resulting Corporation”).

3. The Converting Corporation has converted into a Delaware corporation in compliance with the FBCA.

4. The plan of conversion was approved by the Converting Corporation in accordance with the FBCA.

5. The Certificate of Incorporation (the public organic record) of the Resulting Corporation is attached to these Articles of Conversion as Exhibit A.

6. Pursuant to 607.11933(4)(b) of the FBCA, this conversion becomes effective at the later of: (a) the date and time provided by the organic law of the resulting entity; or (b) when these Articles of Conversion take effect.

7. These Articles of Conversion shall take effect at a later date, which is not more than ninety (90) days from the date of filing. The delayed effective date is December 1, 2021.

Signed this [•] day of November, 2021

By:

_______________________________

Name:

J. Patrick Mackin

Title:

Chief Executive Officer

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Annex C – Delaware Certificate of Conversion

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW

1. The jurisdiction where the Non-Delaware Corporation was first incorporated, and immediately prior to filing this Certificate of Conversion, is the State of Florida.

2. The date on which the Non-Delaware Corporation was first incorporated is January 19, 1984.

3. The name of the Non-Delaware Corporation immediately prior to filing this Certificate of Conversion is CryoLife, Inc., a Florida corporation.

4. The name of the Delaware Corporation as set forth in the Certificate of Incorporation filed in accordance with subsection (b) of Section 265 of the General Corporation Law of the State of Delaware is CryoLife, Inc.

5. This Certificate of Conversion shall take effect at a later date, which is not more than ninety (90) days from the date of filing. The delayed effective date is December 1, 2021 at 11:59 pm Eastern time.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate of Conversion on the [•] day of November, 2021.

By:

_______________________________

Name:

J. Patrick Mackin

Title:

Chief Executive Officer

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Annex D – Delaware Certificate of Incorporation

CERTIFICATE OF INCORPORATION OF
CRYOLIFE, INC.

I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware (“DGCL”), do execute this certificate of incorporation and do hereby certify as follows:

Article I
NAME

The name of the corporation shall be CryoLife, Inc.

Article II
EXISTENCE OF CORPORATION

The corporation shall have perpetual existence.

Article III
PURPOSES

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

Article IV
GENERAL POWERS

The corporation shall have any and all powers necessary to carry out its business and affairs under the laws of the State of Delaware.

Article V
CAPITAL STOCK

(a) The total number of shares of capital stock authorized to be issued by the corporation is Eighty Million (80,000,000), and shall be divided into two classes as follows: (a) Seventy Five Million (75,000,000) shares of common stock, each with a par value of One Cent ($0.01) (“Common Stock”), and (b) Five Million (5,000,000) shares of preferred stock, each with a par value of One Cent ($0.01) (“Preferred Stock”).

(b) Common Stock. The powers (including voting powers), if any, preferences and relative, participating, optional, special, and other rights, if any, and the qualifications, limitations, and restrictions, if any, of the Common Stock are as follows:

(i) Dividends. Subject to applicable law and the rights, if any, of the holders of any series of Preferred Stock then outstanding, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors of the corporation (the “Board”) in its discretion shall determine.

(ii) Voting Rights. Except as otherwise provided by or pursuant to the provisions of this certificate of incorporation (including any certificate filed with the Secretary of State of the State of Delaware establishing a series of Preferred Stock) (as the same may be amended or amended and restated, this “Certificate of Incorporation”) or by applicable law, each holder of Common Stock, as such, shall be entitled to one (1) vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote.

(iii) Liquidation Rights. Subject to applicable law and the rights, if any, of the holders of any series of Preferred Stock then outstanding, in the event of any liquidation, dissolution, or winding up of the corporation, the holders of the Common Stock shall be entitled to receive the assets of the corporation available for distribution to its stockholders ratably in proportion to the number of shares of Common Stock held by them. A merger or consolidation of the corporation with or into any other corporation or other entity, or a sale or conveyance of all or any part of the

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assets of the corporation (which shall not in fact result in the liquidation, dissolution or winding up of the corporation and the distribution of assets to its stockholders) shall not be deemed to be a liquidation, dissolution, or winding up of the corporation within the meaning of this Section (b)(iii) of Article V.

(c) Preferred Stock. The Board is hereby expressly authorized, by resolution or resolutions thereof, to provide from time to time out of the unissued shares of Preferred Stock for one or more series of Preferred Stock, and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the powers (including voting powers), if any, of the shares of such series and the preferences and relative, participating, optional, special, or other rights, if any, and the qualifications, limitations, or restrictions, if any, of the shares of such series. The designations, powers (including voting powers), preferences, and relative, participating, optional, special, and other rights, if any, of each series of Preferred Stock and the qualifications, limitations, or restrictions, if any, thereof, may differ from those of any and all other series of Preferred Stock at any time outstanding. Except as may otherwise be provided by this Certificate of Incorporation or applicable law, no holder of any series of Preferred Stock then outstanding, as such, shall be entitled to any voting powers in respect thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of all of the then outstanding shares of capital stock of the corporation entitled to vote irrespective of Section 242(b)(2) of the DGCL, without the separate vote of the holders of the Preferred Stock as a class.

(d) In the election of directors of the corporation, there shall be no cumulative voting of the stock entitled to vote at such election.

Article VI
AMENDMENT OF CERTIFICATE OF INCORPORATION

The corporation reserves the right to amend, alter, change, or repeal any provisions contained in this Certificate of Incorporation, and other provisions may be added or inserted, in the manner now or hereafter prescribed by law, and all rights, preferences and privileges conferred upon the stockholders, directors, or other persons herein are subject to this reservation.

Article VII
AMENDMENT OF BYLAWS

In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to adopt, amend, or repeal the Bylaws or adopt new Bylaws without any action on the part of the stockholders; provided that any Bylaw adopted or amended by the Board, and any powers thereby conferred, may be amended, altered, or repealed by the stockholders.

Article VIII
Indemnification

If it is determined in accordance with Section 145(d) of the DGCL that indemnification of a present or former director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in subsections (a) and (b) Section 145 of the DGCL, then the corporation shall indemnify such person in the manner and to the extent contemplated by Section 145 of the DGCL. The indemnification provided by this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Article IX
LIMITATION OF DIRECTOR LIABILITY

To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Neither the amendment, modification, elimination, nor repeal of this Article IX, nor the adoption of any provision of this Certificate of Incorporation, nor, to the fullest extent permitted by the DGCL, any modification of law, shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director of the corporation under this Article IX in respect of an act or omission occurring prior to the time of such amendment, repeal, elimination or modification.

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Article X
STOCKHOLDERS PROHIBITED FROM TAKING
ACTION WITHOUT A MEETING

The stockholders may not take action by consent without a meeting. Any and all action by a stockholder is required to be taken at the annual stockholders meeting or at a special stockholders meeting. This provision applies to Common Stock and all classes of Preferred Stock.

Article XI
SPECIAL MEETINGS OF STOCKHOLDERS

Special meetings of the stockholders for any purpose may be called at the request in writing of stockholders owning not less than 50% of all votes entitled to be cast on any issue proposed to be considered at the proposed meeting by delivering one or more written demands for the meeting which are signed, dated, and delivered to the Secretary of the corporation and describing the purposes for which the meeting is to be held.

Article XII
EXCLUSIVE FORUM

(a) Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or employee of the corporation to the corporation or the corporation’s stockholders, (3) any civil action to interpret, apply, or enforce any provision of the DGCL, (4) any civil action to interpret, apply, enforce, or determine the validity of the provisions of this Certificate of Incorporation or the Bylaws or (5) any action asserting a claim governed by the internal affairs doctrine; provided, however, in the event that the Court of Chancery of the State of Delaware lacks jurisdiction over such action, the sole and exclusive forum for such action shall be another state or federal court located within the State of Delaware, in all cases, subject to such court having personal jurisdiction over the indispensable parties named as defendants. The choice of forum provision set forth in this Section (a) of Article XII does not apply to any actions arising under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) Unless the corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act against the corporation or any director or officer of the corporation.

(c) Failure to enforce the foregoing provisions of this Article XII would cause the corporation irreparable harm and the corporation shall, to the fullest extent permitted by applicable law, be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Article XII and personal jurisdiction and venue in any state or federal court located in the State of Delaware for any action or proceeding set forth in the above clauses 1 to 5 of Section (a) of Article XII and in any applicable federal court for any complaint set forth in Section (b) of Article XII. This Article XII shall not apply to any action asserting claims arising under the Exchange Act.

Article XIII
REGISTERED OFFICE; REGISTERED AGENT

The address of the corporation’s registered office in the State of Delaware is 850 New Burton Road, Suite 201, City of Dover, County of Kent, State of Delaware 19904. The name of its registered agent at such address is Cogency Global Inc.

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Article XIV
Incorporator

The incorporator of the corporation is Jean F. Holloway, whose mailing address is 1655 Roberts Blvd., NW, Kennesaw, Georgia 30144.

Article XV
no written ballot

Unless and except to the extent that the Bylaws of the corporation shall so require, the election of directors of the corporation need not be by written ballot.

Article XVI
Effectiveness

This Certificate of Incorporation shall be effective at 11:59 pm Eastern time on December 1, 2021.

[Remainder of page intentionally blank]

The undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is her act and deed on this [•] day of November, 2021.

Jean F. Holloway, Incorporator

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Annex E – Delaware Bylaws

BYLAWS
OF
CRYOLIFE, INC.
(a Delaware Corporation)

Article I
OFFICES

Section 1. Principal and Business Offices. The corporation may have such principal and other business offices, either within or without the State of Delaware, as the Board of Directors (the “Board”) may from time to time determine or the business of the corporation may require. The corporation’s principal office is the office where the corporation’s principal executive offices are located.

Section 2. Registered Office. The registered office of the corporation, for so long as required by applicable law, shall be maintained in the State of Delaware. The address of the registered office may be changed from time to time by the Board or the registered agent.

Article II
STOCKHOLDERS

Section 1. Annual Meeting. The annual meeting of the stockholders shall be held for the purpose of electing directors and for the transaction of such other business as may properly come before the meeting, the actual day thereof to be set forth in the Notice of Meeting or in the Waiver of Call and Notice of Meeting. The Board may, at any time prior to the holding of an annual meeting of stockholders, and for any reason, cancel, postpone, or reschedule such meeting upon public notice given prior to the time previously scheduled for such meeting of stockholders. The meeting may be postponed or rescheduled to such time and place, if any, as is specified in the notice of postponement or rescheduling of such meeting.

Section 2. Special Meetings. Unless otherwise prescribed by law or by the Certificate of Incorporation, special meetings of the stockholders for any purposes may be called by the President or Secretary at the request in writing of the majority of the Board then in office. Special meetings of the stockholders may also be called in the manner provided in the Certificate of Incorporation. Business transacted at a special meeting of the stockholders shall be limited to the purposes stated in the notice thereof.

Section 3. Place of Meeting. The Board may designate a place, if any, whether within or without the State of Delaware unless otherwise prescribed by law or by the Certificate of Incorporation, for any annual meeting or for any special meeting of the stockholders. If no designation is made, the place of meeting shall be the principal office of the corporation; provided, that the Board may, in its sole discretion, determine that a meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211 (or any successor provision) of the General Corporation Law of the State of Delaware (“DGCL”).

Section 4. Notice of Meeting. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting in the form of a writing or electronic transmission shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, as of the record date for determining the stockholders entitled to notice of the meeting. Notices shall be delivered in the manner provided under applicable law. If mailed, such notice shall be deemed to be given when deposited in the United States mail, addressed to the stockholder at such stockholder’s address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

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Section 5. Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders at an annual meeting of stockholders may be made only:

(A) pursuant to the corporation’s notice of meeting (or any supplement thereto);

(B) by or at the direction of the Board or any committee thereof; or

(C) by any stockholder of the corporation who (1) was a stockholder of record at the time of giving of notice provided for in these Bylaws and at the time of the annual meeting; (2) is entitled to vote at the meeting; and (3) complies with the notice procedures and other requirements set forth in these Bylaws and applicable law.

Section 5(a)(i)(C) of these Bylaws shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the corporation’s notice of meeting) before an annual meeting of stockholders.

(ii) For any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to Section 5(a)(i)(C) of these Bylaws, (i) the stockholder must have given timely notice thereof in writing to the Secretary, (ii) such other business must otherwise be a proper matter for stockholder action under the DGCL and (iii) the record stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement required by these Bylaws. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 60th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that subject to the following sentence, in the event that the date of the annual meeting is scheduled for a date that is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder to be timely must be so received not later than the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall any adjournment, recess or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

To be in proper form, a stockholder’s notice to the Secretary must:

(A) set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

(1) the name and address of such stockholder, as they appear on the corporation’s books, and of such stockholder’s Stockholder Associated Person (as defined in Section 5(b)(ii)), if any;

(2) a.  the class or series and number of shares of the corporation that are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner;

b.  any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation or with a value derived in whole or in part from the value of any class or series of shares of the corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of the corporation or otherwise (a “Derivative Instrument”), directly or indirectly owned beneficially by such stockholder or by any Stockholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the corporation held by such stockholder or by any Stockholder Associated Person;

c.  a complete and accurate description of any agreement, arrangement or understanding between or among such stockholder and such stockholder’s Stockholder Associated Person and any other person or persons in connection with such stockholder’s director nomination and the name and address of any other person(s) or entity or entities known to the stockholder to support such nomination;

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d.  a complete and accurate description of any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote, directly or indirectly, any shares of any security of the corporation;

e.  any short interest in any security of the corporation held by such stockholder or any Stockholder Associated Person (for purposes of these Bylaws, a person shall be deemed to have a “short interest” in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security);

f.  any rights to dividends on the shares of the corporation owned beneficially by such stockholder or by any Stockholder Associated Person that are separated or separable from the underlying shares of the corporation;

g.  any proportionate interest in shares of the corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; and

h.  any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of shares of the corporation or Derivative Instruments, if any, as of the date of such notice, including, without limitation, any such interests held by members of such stockholder’s or any Stockholder Associated Person’s immediate family sharing the same household;

(3) a.  any other information relating to such stockholder and any Stockholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for, as applicable, the proposal or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

b  a representation that the stockholder is a holder of record of the capital stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting; and

c.  a representation as to whether or not such stockholder or any Stockholder Associated Person will deliver a proxy statement or form of proxy to holders of at least the percentage of the voting power of the corporation’s outstanding stock required to approve or adopt the proposal or, in the case of a nomination or nominations, at least the percentage of the voting power of the corporation’s outstanding stock reasonably believed by the stockholder or Stockholder Associated Person, as the case may be, to be sufficient to elect such nominee or nominees (such representation, a “Solicitation Statement”);

(B) if the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, set forth:

(1) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and Stockholder Associated Person, if any, in such business, the text of the proposal or business (including the text of any resolutions proposed for consideration); and

(2) a complete and accurate description of all agreements, arrangements and understandings between or among such stockholder and such stockholder’s Stockholder Associated Person, if any, and the name and address of any other person(s) or entity or entities in connection with the proposal of such business by such stockholder;

(C) set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection to the Board:

(1) all information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of

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directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

(2) a complete and accurate description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such stockholder and Stockholder Associated Person, if any, and their respective Affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective Affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any Affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

(D) set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection to the Board:

(1) a completed and signed questionnaire, representation and agreement in a form provided by the corporation which form the stockholder must request from the Secretary in writing with no less than seven (7) days advance notice; and

(2) a written representation and agreement, in a form provided by the corporation (which form the stockholder must request from the Secretary in writing with no less than seven (7) days advance notice), that such person:

a. is not and will not become a party to:

i. any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation; or

ii. any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law;

iii. is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein;

b. if elected as a director of the corporation, intends to serve a full term; and

c. in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation.

(iii) The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(iv) A stockholder providing notice of a nomination or proposal of other business to be brought before a meeting shall further update and supplement such notice, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any postponement or adjournment thereof, and such update and supplement

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shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than seven (7) business days prior to the date for the meeting or any postponement or adjournment thereof, if practicable (or, if not practicable, on the first practicable date prior to any postponement or adjournment thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any postponement or adjournment thereof)).

(b) General.

(i) Only such persons who are nominated in accordance with the procedures set forth in these Bylaws and applicable law shall be eligible to serve as directors, and only such business shall be conducted at a meeting of stockholders as has been brought before the meeting in accordance with the procedures set forth in these Bylaws and applicable law. Except as otherwise provided by applicable law, the corporation’s Certificate of Incorporation or these Bylaws, the Board or a presiding officer at the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in the corporation’s Certificate of Incorporation, these Bylaws and applicable law and, if any proposed nomination or business is not in compliance with these Bylaws and applicable law, to declare that such defective proposal or nomination shall be disregarded.

(ii) For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by Dow Jones News Service, the Associated Press, or any other national news service or in a document publicly filed by the corporation with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder, and “Stockholder Associated Person” shall mean, for any stockholder,

(A) any person or entity controlling, directly or indirectly, or acting in concert with, such stockholder;

(B) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder; or

(C) any person or entity controlling, controlled by or under common control with any person or entity referred to in the preceding clauses (A) or (B).

(iii) Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to further and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 5 of these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights

(A) of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act; or

(B) of the holders of any series of preferred stock of the corporation to elect directors if and to the extent provided for under applicable law, the corporation’s Certificate of Incorporation or these Bylaws.

(iv) Unless otherwise required by law, if the stockholder (or a Qualified Representative (as defined below) of the stockholder) making a nomination or proposal under this Section 5 does not appear at a meeting of stockholders to present such nomination or proposal, the nomination shall be disregarded and the proposed business shall not be transacted, as the case may be, notwithstanding that proxies in favor thereof may have been received by the corporation. For purposes of these Bylaws, to be considered a “Qualified Representative” of a stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction or electronic transmission of the writing) delivered to the corporation prior to the presentation of such matters at the meeting stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.

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Section 6. Waiver of Notice of Meeting. Any waiver of notice, given by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders need be specified in a waiver of notice.

Section 7. Voting Lists. The Corporation shall prepare, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of, and the number and class and series of shares held by, each. The list must be made available for inspection by any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to such meeting at any one of the following locations: (a) during ordinary business hours at the principal office of the corporation; or (b) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting. The list shall also be subject to inspection by any stockholder or such stockholder’s agent or attorney during the whole time of the meeting or any adjournment. Except as otherwise provided by applicable law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 7 or to vote in person or by proxy at any meeting of stockholders.

Section 8. Quorum and Adjournment.

(a) Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Certificate of Incorporation or applicable law provides otherwise, a majority of the votes entitled to vote on a matter by a voting group constitutes a quorum of that voting group for action on that matter. To the fullest extent permitted by law, once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

(b) The presiding officer of the meeting, whether or not a quorum is present, shall have the power to adjourn the meeting from time to time. No new notice need be distributed to stockholders so long as the new date, time and place, if any, for the meeting are announced at the meeting before the adjournment is taken, and the date of the adjourned meeting is no more than thirty (30) days following the date fixed for the original meeting; otherwise, a new notice must distributed in accordance with Section 4 above. At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified or, in the case of a special meeting for which a new notice was distributed, which is described in the notice.

Section 9. Voting of Shares. Except as provided in the Certificate of Incorporation or applicable law, and subject to the provisions of Article VIII of these Bylaws regarding the fixing of a record date, each outstanding share, regardless of class, is entitled to one (1) vote on each matter voted on at a meeting of stockholders.

Section 10. Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy may be appointed to vote or otherwise act for the stockholder by any method authorized by applicable law. A proxy shall be valid as provided in Section 212 of the DGCL and any successor thereto.

Section 11. Conduct of Meeting. The Chairman of the Board, and in his or her absence, the presiding director (if any), and in his or her absence, the President, and in his or her absence, any director chosen by the directors present shall call a stockholders’ meeting to order and shall act as presiding officer of the meeting. The Secretary of the corporation shall act as secretary of all meetings of the stockholders, but, in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting. The presiding officer of the meeting shall have broad discretion in conducting the meeting and determining the order of business at a stockholders’ meeting. The presiding officer’s authority to conduct the meeting shall include, but in no way be limited to, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairperson of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; (e) limitations on the time allotted to questions or comments by participants; and (f) restrictions on the use of

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audio and video recording devices. The presiding officer also shall take such actions as are necessary and appropriate to preserve order at the meeting. The rules of parliamentary procedure need not be observed in the conduct of stockholders’ meetings.

Section 12. Conduct of Meetings by Remote Communication. The Board may adopt guidelines and procedures for stockholders and proxy holders not physically present at an annual or special meeting of stockholders to participate in the meeting, be deemed present in person, vote, communicate and read or hear the proceedings of the meeting substantially concurrently with such proceedings, all by means of remote communication. The Board may adopt procedures and guidelines for the conduct of an annual or special meeting solely by means of remote communication rather than holding the meeting at a designated place.

Article III
BOARD OF DIRECTORS

Section 1. General Powers. The business and affairs of the corporation shall be managed by its Board.

Section 2. Number, Tenure and Qualifications. The number of directors of the corporation shall be not less than one (1) nor more the fifteen (15), the number of the same shall be fixed by the Board at any regular or special meeting. Each director shall hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, unless sooner removed by the stockholders with or without cause at any general or special meeting or earlier death, resignation or disqualification. None of the directors need be residents of the State of Delaware.

Section 3. Annual Meeting. After each annual meeting of stockholders, the Board shall hold its annual meeting immediately following such annual meeting of stockholders for the purpose of the election of officers and the transaction of such other business as may come before the meeting. The place of such annual meeting shall be the same as the place of the meeting of stockholders which precedes it, or such other suitable place as may be announced at such meeting of stockholders, and may be held remotely as provided in Section 8 below. The place and time of such meeting may also be fixed by consent of the directors.

Section 4. Regular Meetings. Regular meetings of the Board may be held without notice at such time and at such place as shall be determined from time to time by the Board.

Section 5. Special Meetings. Special meetings of the Board may be called by the Chairman of the Board, if there be one, or the President or any two (2) directors. The persons authorized to call special meetings of the Board may fix the place for holding any special meetings of the Board called by them.

Section 6. Notice. Notice of the date, time and place of any special meeting shall be given at least two (2) days prior thereto. Notice may be communicated by any means permissible under applicable law. Any director may waive notice of such meeting, either before, at, or after such meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, and a waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except where a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of any business because the meeting is not lawfully called or convened.

Section 7. Quorum and Adjournment. A majority of the directors shall constitute a quorum, but a smaller number may adjourn, as specified in Section 8(c) below.

Section 8. Conduct of Meetings.

(a) Presiding Officer. The Chairman of the Board shall preside at meetings of the Board. If the Chairman is an employee of the corporation, the Board shall elect from among its members a presiding director, who shall preside at executive sessions of the Board at which employees of the corporation or any of its subsidiaries shall not be present. The Chairman, and in his or her absence, the presiding director, and in his or her absence, any director chosen by the directors present, shall call meetings of the Board to order and shall act as presiding officer of the meeting.

(b) Minutes. The presiding officer shall appoint a person present to act as secretary of the meeting. Minutes of any regular or special meeting of the Board shall be prepared and distributed to each director.

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(c) Adjournments. A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board to another time and place. Notice of any such adjourned meeting shall be given to the directors who are not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

(d) Participation by Conference Call or Similar Means. The Board may permit any or all directors to participate in a regular or a special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

Section 9. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the Board, except as otherwise provided by applicable law.

Section 10. Vacancies. Any vacancy occurring in the Board, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board or by the sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office or, where a vacancy has been created by an increase in the number of directors, until the next election of directors by the stockholders. A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date, or otherwise) may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

Section 11. Compensation. The compensation of non-employee directors for their services as a director may be fixed by resolution of the Board, or by a duly authorized committee of the Board. Unless otherwise determined by the Board or such committee, directors shall be paid their expenses of attendance at each meeting of the Board or committee thereof. No payment received by a director for services as a director shall preclude a director from serving the corporation in any other capacity.

Section 12. Action by Unanimous Consent of the Board. Any action required or permitted to be taken by any provisions of law, of the Certificate of Incorporation or of these Bylaws at any meeting of the Board or of any committee thereof may be taken without a meeting if, prior to such action, all members of the Board or of such committee, as the case may be, consent thereto in writing or by electronic transmission. A consent may include an e-mail or facsimile transmission or other electronic transmission containing a description of the matter voted on, words that indicate the director’s asset to the action taken, and a “signature,” such as any symbol, manual, facsimile, conformed, or electronic signature adopted by a person with the intent to provide an authenticated assertion of approval that meets the requirements of Section 116 of the DGCL or any successor thereto.

Section 13. Removal. Any director may be removed, with or without cause, by the stockholders at any general or special meeting of the stockholders whenever, in the judgment of the stockholders, the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person removed. This Bylaw shall not be subject to change by the Board.

Section 14. Emergency Bylaws. In the event of an emergency, as described in Section 110 of the DGCL, as a result of which a quorum of the Board or a standing committee of the Board cannot readily be assembled for action, a single director or the only directors in attendance at a meeting shall constitute a quorum. The procedure for calling such a meeting shall be those applicable for calling a special meeting of the Board; provided that, notice of such meeting may be given either by a single director or the Secretary of the corporation. Such director or directors in attendance at such meeting may further take action to designate additional or substitute directors on the Board and/or appoint one (1) or more of themselves or other directors to membership on any standing or temporary committee(s) of the Board as they shall deem necessary and appropriate. Such director or directors are also empowered to take any and all other actions permitted by Section 110 of the DGCL and each is expressly entitled to the protections of Section 110(d) of the DGCL. This Bylaw shall be effective only during an emergency as described in Section 110 of the DGCL and ceases to be effective after the emergency ends, as determined by the Board (as constituted during such emergency) in its business judgment.

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Article IV
OFFICERS

Section 1. Number and Qualification. The officers of the corporation shall include a Chairman of the Board, a Chief Executive Officer, a President, a Chief Financial Officer, and a Secretary, each of whom shall be elected by the Board. The Board may also elect one (1) or more Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, one (1) or more Assistant Secretaries and Assistant Treasurers and such other officers as the Board shall deem appropriate. The Board shall designate from among the officers it elects those who shall be the executive officers of the corporation responsible for all policy making functions, under the direction of the Board. Two (2) or more offices may be held by the same person.

Section 2. Election and Term of Office. The officers of the corporation shall be elected annually by the Board at its first meeting after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until his or her successor shall have been duly elected and qualified, or until his or her death, or until he or she shall resign or shall have been removed in the manner hereinafter provided.

Section 3. Removal. Any officer may be removed at any time, with or without cause, by the Board. An officer’s removal does not affect the officer’s contract rights, if any, with the corporation.

Section 4. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board for the unexpired portion of the term.

Section 5. Duties of Officers. The Chairman of the Board of the corporation shall preside at all meetings of the Board (other than in executive sessions) and of the stockholders which he or she shall attend, as provided in Articles II and III above. The Chairman or the President shall be the chief executive officer of the corporation, as specified by the Board. The Secretary, or such other officer as the Board may from time to time designate, shall be responsible for preparing minutes of the directors’ and stockholders’ meetings and for authenticating records of the corporation. Subject to the foregoing, the officers of the corporation shall have such powers and duties as usually pertain to their respective offices and such additional powers and duties specifically conferred by law, by the Certificate of Incorporation, by these Bylaws, or as may be assigned to them from time to time by the Board or by any officer authorized by the Board to prescribe the duties of other officers.

Section 6. Executive Compensation. The salaries and other compensation of the officers shall be fixed from time to time by the Board, and no officer shall be prevented from receiving such salary or compensation by reason of the fact that he or she is also a director of the corporation.

Section 7. Delegation of Duties. In the absence of or disability of any officer of the corporation or for any other reason deemed sufficient by the Board, the Board may delegate its powers or duties to any other officer or to any other director for the time being.

Article V
EXECUTIVE AND OTHER COMMITTEES

Section 1. Creation of Committees. The Board may designate an Executive Committee and one (1) or more other committees, each to consist of one (1) or more of the directors of the corporation.

Section 2. Executive Committees. The Executive Committee, if there shall be one, shall consult with and advise the officers of the corporation in the management of its business and shall have and may exercise, to the extent provided in the resolution of the Board creating such Executive Committee, such powers of the Board as can be lawfully delegated by the Board.

Section 3. Other Committees. Such other committees shall have such functions and may exercise the powers of the Board as can be lawfully delegated and to the extent provided in the resolution or resolutions creating such committee or committees.

Section 4. Meetings of Committees. Regular meetings of the Executive Committee and other committees may be held without notice at such time and at such place as shall from time to time be determined by the Executive

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Committee or such other committees. Special meetings of the Executive Committee or such other committees may be called by any member thereof upon two (2) days’ notice to each of the other members of such committee, or on such shorter notice as may be agreed to in writing by each of the other members of such committee. Notice may be communicated by any means permissible under applicable law, including oral notice where reasonable under the circumstances. Notice may be waived as provided in Section 6 of Article III of these Bylaws (pertaining to notice for directors’ meetings). Attendance at a meeting will constitute waiver of notice and of the right to any objections to the extent provided in Section 6 of Article III. In all other respects, committee meetings shall be conducted in the same manner and in accordance with the same procedural rules applicable to the Board; provided that, the Board may adopt a charter for any committee specifying rules for the conduct of meetings and business of the committee and such other matters as the Board may designate, in which case the provisions of such charter shall supersede the provisions of this Section 4.

Section 5. Vacancies on Committees. Vacancies on the Executive Committee or on such other committees may be filled by the Board then in office at any regular or special meeting.

Section 6. Quorum of Committees. At all meetings of the Executive Committee or such other committees, a majority of the committee’s members then in office shall constitute a quorum for the transaction of business.

Section 7. Manner of Acting of Committee. The acts of a majority of the members of the Executive Committee, or such other committees, present at any meeting at which there is a quorum, shall be the act of such committee.

Section 8. Minutes of Committees. The Executive Committee, if there shall be one, and such other committees shall keep regular minutes of their proceedings and report the same to the Board when required.

Section 9. Compensation. Members of the Executive Committee and such other committees may be paid compensation in accordance with the provisions of Section 11 of Article III (pertaining to compensation of directors).

Article VI
INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1. General.

(a) Subject to the principles set forth in Section 1(b) of this Article VI, the corporation shall be obligated to indemnify any director or officer of the corporation who is or was a party, or is threatened to be made a party, to any Proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise; provided that in no event shall the corporation be obligated to indemnify any director or officer for any liability resulting from, or advance expenses in connection with, any Proceeding involving liability under Section 16(b) of the Exchange Act. A “Proceeding” includes any threatened, pending or completed action, suit, or other type of proceeding, whether civil, criminal, administrative, investigative, or otherwise, and whether formal or informal.

(b) Any person for whom indemnification is mandated under Section 1(a) of this Article VI shall be indemnified against all liabilities, including obligations to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to any employee benefit plan), and expenses (including attorneys’ fees, paralegals’ fees, and court costs) actually and reasonably incurred in connection with any such Proceeding, including any appeal thereof; provided that, except as provided in Section 8 of this Article VI with respect to proceedings to enforce rights to indemnification or advancement of expenses, the corporation shall indemnify any such indemnitee in connection with a Proceeding (or part thereof) initiated by such indemnitee only if such Proceeding (or part thereof) was authorized by the Board of the corporation, except that no such authorization shall be required in the case of counterclaims which constitute claims of the indemnitee that would be forfeited unless asserted in the Proceeding. Indemnification shall be available only if the person to be indemnified acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any such action, suit or other proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner that such person reasonably believed to be in, or not opposed to, the best interests of the corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

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Section 2. Actions by or in the Right of the Corporation

(a) Subject to the principles set forth in paragraphs (b) and (c) of this Section 2, the corporation shall be obligated to indemnify any director or officer of the corporation who is or was a party, or is threatened to be made a party, to any Proceeding brought by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise; provided that in no event shall the corporation be obligated to indemnify any director or officer for any liability resulting from, or advance expenses in connection with, any Proceeding involving liability under Section 16(b) of the Exchange Act.

(b) Any person for whom indemnification is mandated under Section 2(a) of this Article VI shall be indemnified against expenses (including attorneys’ fees, paralegals’ fees, and court costs) and amounts paid in settlement not exceeding, in the judgment of the Board, the estimated expense of litigating the Proceeding to conclusion, that are actually and reasonably incurred in connection with the defense or settlement of such Proceeding, including any appeal thereof; provided that, except as provided in Section 8 of this Article VI with respect to proceedings to enforce rights to indemnification or advancement of expenses, the corporation shall indemnify any such indemnitee in connection with a Proceeding (or part thereof) initiated by such indemnitee only if such Proceeding (or part thereof) was authorized by the Board of the corporation, except that no such authorization shall be required in the case of counterclaims which constitute claims of the indemnitee that would be forfeited unless asserted in the Proceeding. Indemnification shall be available only if the person to be indemnified acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the corporation.

(c) Notwithstanding the foregoing, no indemnification shall be made under this Section 2 in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such Proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses as such court shall deem proper.

Section 3. Advancement of Expenses. Expenses (including reasonable attorneys’ fees, paralegals’ fees and court costs) incurred by a director or officer in defending a Proceeding referred to in Section 1 or 2 of this Article VI shall be paid by the corporation in advance of the final disposition thereof upon receipt by the corporation of an undertaking by or on behalf of such director or officer to repay such amount if he or she is ultimately found not to be entitled to indemnification by the corporation pursuant to this Article VI.

Section 4. Authorization and Procedural Matters.

(a) Except as otherwise provided by order of a court of competent jurisdiction, the corporation shall not be obligated to indemnify any officer or director under Section 1 or 2 of this Article VI until a determination has been made that: (a) indemnification is proper in the circumstances because the indemnified person has met the applicable standard of conduct set forth in Section 1 or 2 of this Article VI; and (b) indemnification is not prohibited by applicable law.

(b) The Board may establish reasonable procedures for the submission of claims for indemnification and advancement of expenses pursuant to this Article VI, determination of the entitlement of any person thereto, and review of any such determination.

Section 5. Non-exclusivity and Limitations. The indemnification and advancement of expenses provided pursuant to this Article VI shall not be deemed exclusive of any other rights to which a person may be entitled under any law, the corporation’s Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in any other capacity while holding office with the corporation. The Board may, at any time, approve indemnification of or advancement of expenses to any other person that the corporation has the power by law to indemnify, including, without limitation, employees, and agents of the corporation.

Section 6. Continuation of Indemnification Right.

(a) Indemnification and advancement of expenses as provided for in this Article VI shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, and administrators of such person.

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(b) For purposes of this Article VI, the term “corporation” includes, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director or officer of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, is in the same position under this Article VI with respect to the resulting or surviving corporation as such person would have been with respect to such constituent corporation if its separate existence had continued.

Section 7. Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the corporation would have the power to, or be obligated to, indemnify such person against the liability under Section 1 or 2 of this Article VI or under applicable law.

Section 8. Right of Indemnitee to Bring Suit. If a claim under this Article VI is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification or advancement of expenses hereunder it shall be a defense that the indemnitee has not met any applicable standard set forth in this Article VI or that indemnification or advancement of expenses is impermissible under applicable law. In any suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard for indemnification set forth in this Article VI or that indemnification is impermissible under applicable law. Neither the failure of the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in this Article VI, nor an actual determination by the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VI or otherwise shall be on the corporation.

Section 9. Nature of Rights. The rights to indemnification and to the advancement of expenses conferred upon indemnitees in this Article VI (i) shall be contract rights based upon good and valuable consideration, pursuant to which an indemnitee may bring suit as if the provisions of this Article VI were set forth in a separate written contract between the indemnitee and the corporation, (ii) are intended to be retroactive with respect to indemnitees who are currently serving as officers and directors on the date this Bylaw is first adopted, and with respect to such persons, these rights shall be available with respect to events occurring prior to the adoption of this Article VI, (iii) shall continue as to an indemnitee who has ceased to be a director or officer of the corporation, and shall inure to the benefit of the indemnitee’s heirs, executors and administrators, and (iv) shall be deemed to have fully vested at the time the indemnitee first assumed his or her office with the corporation. No amendment, alteration or repeal of this Article VI shall adversely affect any right of an indemnitee or his or her successors, nor shall any such amendment limit or eliminate any such right with respect to any Proceeding involving an occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal, regardless of whether such Proceeding is brought before or after the indemnitee has ceased to be a director or officer of the corporation.

Section 10. Severability. If any provision or provisions of this Article VI shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality, and enforceability of the remaining provisions of this Article VI shall not in any way be affected or impaired thereby; and (ii) to the fullest extent permitted by law, the provisions of this Article VI (including, without limitation, each such portion of this Article VI containing any such provisions held to be invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

Section 11. Settlement of Claims. The corporation shall not be liable to indemnify any indemnitee under this Article VI for any amounts paid in settlement of any proceeding (or part thereof) effected without the corporation’s written consent, which consent shall not be unreasonably withheld, or for any judicial award if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such proceeding.

Section 12. Expenses Incurred. To the extent that a director, officer, employee, or agent has been successful on the merits or otherwise in defense of any proceeding referred to in Section 145(a) or (b) of the DGCL, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses actually and reasonably incurred by him or her in connection therewith.

Section 13. Subrogation. In the event of payment under this Article VI, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee, who shall execute all papers required and shall do everything that may be reasonably necessary to secure such rights, including without limitation the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

Section 14. Secondary Obligation. The corporation’s indemnification of any person who was or is serving at its request with another corporation, partnership, joint venture, trust or other entity (including serving as a trustee or fiduciary of any employee benefit plan) shall be reduced by any amounts such person may collect as indemnification from such other party.

Section 15. No Duplication of Payments. The corporation shall not be liable under this Bylaw to make any payment with respect to the liability of a person to the extent such person has otherwise actually received payment.

Article VII
STOCK

Section 1. Certificates.

(a) Every holder of capital stock of the corporation represented by certificates shall be entitled to have a certificate signed by, or in the name of, the corporation by any two (2) authorized officers of the corporation representing the number of shares registered in certificate form. The Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.

(b) If shares are represented by certificates, each certificate shall be in such form as the Board may from time to time prescribe. Any certificate must exhibit the holder’s name, certify the number of shares owned and state such other matters as may be required by law. The certificates shall be numbered and entered on the books of the corporation as they are issued.

(c) If shares are not represented by certificates, then, within a reasonable time after issue or transfer of shares without certificates, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth pursuant to this Section 1.

(d) If any person who signed (either manually or in facsimile or via electronic signature) a share certificate no longer holds office when the certificate is issued, the certificate shall nevertheless be valid.

Section 2. Transfer of Shares. Transfers of shares of the corporation shall be made upon its books by the holder of the shares in person or by such holder’s lawfully constituted representative, upon surrender of the certificate of stock for cancellation if such shares are represented by a certificate, or by delivery to the corporation of such evidence of transfer as may be required by the corporation if such shares are not represented by certificates. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes and the corporation shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

Section 3. Lost Certificate. The Board may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming their certificate of stock to be lost or destroyed. When authorizing

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

such issue of new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or such owner’s legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed. However, in its sole discretion, the Board may choose not to direct the creation of a new certificate, but instead direct that upon receipt of such affidavit, bond and other acts as it may require as set forth above, the shares represented by the lost or destroyed certificate shall thenceforth be deemed uncertificated shares. Within a reasonable time thereafter, the corporation will send the stockholder a written statement as required by applicable law and described in Section 1(c) of this Article VII.

Article VIII
RECORD DATE

Section 1. In General. The Board may fix in advance a date as the record date for the purpose of determining stockholders entitled to notice of a stockholders’ meeting, entitled to vote, or for any other purpose. In no event may a record date fixed by the Board be a date preceding the date upon which the resolution fixing the record date is adopted or a date more than sixty (60) days before the date of meeting or action requiring a determination of stockholders.

Section 2. Special Meeting. The record date for determining stockholders entitled to demand a special meeting shall be the close of business on the date the first stockholder delivers his or her demand to the corporation.

Section 3. Absence of Board Determination for Stockholders’ Meeting. If the Board does not determine the record date for determining stockholders entitled to notice of and to vote at an annual or special stockholders’ meeting, such record date shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

Section 4. Adjourned Meeting. A record date for determining stockholders entitled to notice of or to vote at a stockholders’ meeting is effective for any adjournment of the meeting unless the Board fixes a new record date.

Article IX
DIVIDENDS

The Board may from time to time declare, and the corporation may pay, dividends on its outstanding shares of capital stock in the manner and upon the terms and conditions provided by the Certificate of Incorporation and by law. Dividends may be paid in cash or property, including shares of stock or other securities of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law.

Article X
FISCAL YEAR

The fiscal year of the corporation shall be the twelve (12) month period selected by the Board as the taxable year of the corporation for federal income tax purposes, unless the Board establishes a different fiscal year.

Article XI
SEAL

The corporate seal shall bear the name of the corporation, which shall be between two concentric circles, and in the inside of the inner circle shall be the calendar year of incorporation.

Article XII
STOCK IN OTHER CORPORATIONS

Unless otherwise directed by the Board, the Chief Executive Officer shall have power to vote and otherwise act on behalf of the corporation, in person or by proxy, at any meeting of stockholders of, or with respect to any action of stockholders of, any other corporation in which this corporation may hold securities and to otherwise exercise any and all rights and powers that the corporation may possess by reason of its ownership of securities in other corporations.

CRYOLIFE, INC. | 2021 Proxy Statement – Special Meeting

Article XIII
AMENDMENTS

These Bylaws may be altered, amended, or repealed and new Bylaws may be adopted by the Board or the stockholders; provided that the Board may not amend or repeal any Bylaw or Bylaws if the Certificate of Incorporation or applicable law reserves the power to amend these Bylaws generally or the particular Bylaw or Bylaws in question exclusively to the stockholders. Any Bylaw or amendment to a Bylaw adopted by the Board may be altered, amended, or repealed by vote of the stockholders entitled to vote thereon, or a new Bylaw in lieu thereof may be adopted by the stockholders.

* * * * *

SPECIAL MEETING OF STOCKHOLDERS OF

November 16, 2021

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/01609/special

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

00030303000000000000 2	111621

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
1.

To approve the reincorporation of CryoLife, Inc. from the State of Florida to the State of Delaware, including the Plan of Conversion, Florida Articles of Conversion, Delaware Certificate of Conversion, Delaware Certificate of Incorporation, and Delaware Bylaws.

		☐	☐	☐

2.	To approve an exclusive forum provision as set forth in the Delaware Certificate of Incorporation to take effect following the Reincorporation.	☐	☐	☐

3.	To approve an adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reincorporation Proposal or the Exclusive Forum Proposal.	☐	☐	☐

THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

▄	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

▄

∗

CRYOLIFE, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR USE AT THE SPECIAL MEETING ON NOVEMBER 16, 2021

The undersigned stockholder hereby appoints J. PATRICK MACKIN, JEAN F. HOLLOWAY, and JASON P. GRIER, or either of them, with full power of substitution, to act as proxy for, and to vote the stock of, the undersigned at the Special Meeting of Stockholders of CRYOLIFE, INC. to be held live via the Internet at https://web.lumiagm.com/295739807 (password: cryolife2021) at 9:00 a.m. Eastern Time on November 16, 2021, and any adjournments thereof.

The undersigned acknowledges receipt of Notice of the Special Meeting and Proxy Statement, each dated October 7, 2021, and grants  authority to said proxies, or their substitutes, and ratifies and confirms all that said proxies may lawfully do in the undersigned’s name, place and stead. The undersigned instructs said proxies to vote as indicated below and in their discretion on any other matter that may properly come before the meeting or any adjournment of the meeting.

(Continued and to be signed on the reverse side)

1.1	14475

SPECIAL MEETING OF STOCKHOLDERS OF

November 16, 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM ET the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiagm.com/295739807 (password: cryolife2021) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/01609/special

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030303000000000000 2	111621

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
1.

To approve the reincorporation of CryoLife, Inc. from the State of Florida to the State of Delaware, including the Plan of Conversion, Florida Articles of Conversion, Delaware Certificate of Conversion, Delaware Certificate of Incorporation, and Delaware Bylaws.

		☐	☐	☐

2.	To approve an exclusive forum provision as set forth in the Delaware Certificate of Incorporation to take effect following the Reincorporation.	☐	☐	☐

3.	To approve an adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reincorporation Proposal or the Exclusive Forum Proposal.	☐	☐	☐

THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.